SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              TEMPLETON FUNDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:










[LOGO]

                              TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND

                        IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Meeting of Shareholders scheduled for December [ ], 2003 at 10:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton World Fund and Templeton Foreign Fund (each, a "Fund," and together, the "Funds"), each a series of Templeton Funds, Inc. (the "Company"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

     WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE COMPANY MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

     WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).




-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.
-------------------------------------------------------------------------------

[LOGO]

                              TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of Templeton Funds, Inc. (the "Company"), will be held at the Company's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on December [], 2003 at 10:00 a.m. Eastern time.

     During the Meeting, shareholders of Templeton World Fund and Templeton Foreign Fund (each, a "Fund," and together, the "Funds"), each a series of the Company, will vote on the following Proposals and Sub-Proposals:

     1. To elect a Board of Directors of the Company.

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust.

     3. To approve amendments to certain of each Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

           (a) To amend each Fund's fundamental investment restriction regarding diversification of investments.

           (b) To amend each Fund's fundamental investment restriction regarding investments in real estate.

           (c) To amend each Fund's fundamental investment restriction regarding investments in commodities.

           (d) To amend each Fund's fundamental investment restriction regarding underwriting.

           (e) To amend each Fund's fundamental investment restriction regarding issuing senior securities.

           (f) To amend each Fund's fundamental investment restriction regarding lending.

           (g) To amend each Fund's fundamental investment restriction regarding borrowing.

           (h) To amend each Fund's fundamental investment restriction regarding industry concentration.

     4. To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

                                        By Order of the Board of Directors,


                                        Barbara J. Green

                                        SECRETARY

October [], 2003

PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                          PAGE

Information About Voting

Proposal 1: To Elect a Board of Directors of the Company

Proposal 2: To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Company from a Maryland Corporation to a Delaware Statutory Trust

Introduction to Proposals 3 and 4

Proposal 3: To Approve Amendments to Certain of each Fund's Fundamental
            Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3h)

            Sub-Proposal 3a: To amend each Fund's fundamental investment restriction regarding diversification of investments

            Sub-Proposal 3b: To amend each Fund's fundamental investment restriction regarding investments in
                             real estate

            Sub-Proposal 3c: To amend each Fund's fundamental investment restriction regarding investments in
                             commodities

            Sub-Proposal 3d: To amend each Fund's fundamental investment restriction regarding underwriting

            Sub-Proposal 3e: To amend each Fund's fundamental investment restriction regarding issuing senior
                             securities

            Sub-Proposal 3f: To amend each Fund's fundamental investment restriction regarding lending

            Sub-Proposal 3g: To amend each Fund's fundamental investment restriction regarding borrowing

            Sub-Proposal 3h: To amend each Fund's fundamental investment restriction regarding industry concentration

Proposal 4: To Approve the Elimination of Certain of each Fund's
            Fundamental Investment Policies and Restrictions

Information About the Funds

Audit Committee

Further Information About Voting and the Meeting

EXHIBITS

Exhibit A - Agreement and Plan of Reorganization between Templeton        A-1
            Funds, Inc. (a Maryland corporation) and Templeton Funds
            Trust (a Delaware statutory trust)

Exhibit B - A Comparison of Governing Documents and State Law             B-1

Exhibit C - Fundamental Investment Policies and Restrictions Proposed
            to be Amended or Eliminated                                   C-1

                              TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND

                                 PROXY STATEMENT

     ? INFORMATION ABOUT VOTING

       WHO IS ASKING FOR MY VOTE?

     The Directors of Templeton Funds, Inc. (the "Company"), on behalf of its two series, Templeton World Fund and Templeton Foreign Fund (each, a "Fund" and together, the "Funds"), in connection with the Special Meeting of Shareholders of the Company to be held on December [], 2003 (the "Meeting"), have requested your vote on several matters.

       WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on September 17, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of each Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting with respect to that Fund. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about October [] , 2003.

      ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on four Proposals:

     1. To elect a Board of Directors of the Company;

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust;

     3. To approve amendments to certain of each Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

     4. To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

     HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

     The Directors unanimously recommend that you vote:

     1. FOR the election of all nominees as Directors of the Company;

     2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust;

     3. FOR the approval of each of the proposed amendments to certain of each Fund's fundamental investment restrictions; and

     4. FOR the approval of the elimination of certain of each Fund's fundamental investment policies and restrictions.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for or against any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Directors of the Company (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of each Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of each Fund's fundamental investment policies and restrictions (Proposal 4).

     MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Company that is received by the Company at or prior to the Meeting, or by attending the Meeting and voting in person.

     WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will have to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

? THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS OF THE COMPANY

     HOW ARE NOMINEES SELECTED?

     The Board of Directors of the Company (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew
H. Hines, Jr. (Chairman) and Gordon S. Macklin, neither of whom is an "interested person" of the Company as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"). Directors who are not interested persons of the Company are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Company. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Company's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

     WHO ARE THE NOMINEES?

     All of the nominees, except Frank J. Crothers, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. The term of each nominee is for one year and until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation or removal. In addition, all of the current nominees are also directors or trustees of other Franklin(R)funds and/or Templeton(R)funds (collectively, the "funds in Franklin Templeton Investments"). Among these nominees, Nicholas F. Brady,
Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors."

     Certain Directors of the Company hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately [ ]% and [ ]%, respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Company, and Rupert H. Johnson, Jr., Director and Vice President of the Company, are brothers. There are no other family relationships among any of the nominees for Director.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

     Listed below, for each nominee, are their name, age and address, as well as their position and length of service with the Company, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT DIRECTOR:

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                  FRANKLIN
                                                                  TEMPLETON
                                                                 INVESTMENTS
                                                                FUND COMPLEX
                                                   LENGTH OF     OVERSEEN BY
NAME, AGE AND ADDRESS                 POSITION    TIME SERVED     DIRECTOR*        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)                 Director    Since 1992         142        Director, Bar-S Foods
  500 East Broward Blvd.                                                        (meat packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)                Director    Not               17                     None
  500 East Broward Blvd.                          Applicable
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resource Corporation (Vice Chairman 1996-
2003); Vice Chairman, Caribbean Utilities Co., Ltd.; Director and President, Provo Power Company Ltd.;
Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)              Director    Since 1992          143                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)                  Director    Not                92          Director, Amerada Hess
  500 East Broward Blvd.                           Applicable                     Corporation (exploration and
  Suite 2100                                                                      refining of oil and gas);
  Fort Lauderdale, FL 33394-3091                                                  Hercules Incorporated
                                                                                  (chemicals, fibers and resins);
                                                                                  Beverly Enterprises, Inc.
                                                                                  (health care); H.J. Heinz
                                                                                  Company (processed foods and
                                                                                  allied products); RTI
                                                                                  International Metals, Inc.
                                                                                  (manufacture and distribution
                                                                                  of titanium); and Canadian
                                                                                  National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)                 Director    Since 1990          21                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)                Director    Since 1994         142        Director, White Mountains
  500 East Broward Blvd.                                                        Insurance Group, Ltd. (holding
  Suite 2100                                                                    company); Martek Biosciences
  Fort Lauderdale, FL 33394-3091                                                Corporation; MedImmune, Inc.
                                                                                (biotechnology); Overstock.com
                                                                                (Internet services); and
                                                                                Spacehab, Inc. (aerospace
                                                                                services); and FORMERLY,
                                                                                Director, MCI Communications
                                                                                Corporation (subsequently
                                                                                known as MCI WorldCom, Inc.
                                                                                and WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)                   Director        Since         28                       None
  500 East Broward Blvd.                                1990
  Suite 2100
  Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------------
Frank A. Olson (71)                    Director        Not            17         Director, Becton, Dickinson
  500 East Broward Blvd.                              Applicable                 and Co. (medical technology);
  Suite 2100                                                                     White Mountains Insurance
  Fort Lauderdale, FL                                                            Group Ltd. (holding company;
  33394-3391                                                                     and Amerada Hess Corporation
                                                                                 (exploration and refining of oil
                                                                                 and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-
1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
-------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)     Director       Not                17                 None
  500 East Broward Blvd.                             Applicable
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------


Nominees for Interested Director:


                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                 Length of     Overseen by
Name, Age and Address                Position   Time Served     Director*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)             Director   Since 1993         21         Director, Amerada Hess
  500 East Broward Blvd.                                                      Corporation (exploration and
  Suite 2100                                                                  refining of oil and gas); C2,
  Fort Lauderdale, FL 33394-3091                                              Inc. (operating and investment
                                                                              business); and FORMERLY, Director,
                                                                              H.J. Heinz Company (processed
                                                                              foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology
Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
Templeton Investment Fund; and FORMERLY, Chairman, [Templeton Emerging Markets Investment Trust PLC] (until 2003);
Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
--------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)         Chairman of     Chairman of           142                    None
  One Franklin Parkway            the Board,      the Board and
  San Mateo, CA 94403-1906        Director        Director since
                                  and Vice        1995 and Vice
                                  President       President since
                                                  1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
**Rupert H. Johnson, Jr (63)      Director       Director since        125                   None
  One Franklin Parkway            and Vice       1992 and Vice
  San Mateo, CA 94403-1906        President      President since
                                                 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Frankiln Investment Advisory
Services, Inc.; Senior Vice President, Frankiln Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Company as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Company due to their position as officers and directors and major shareholders of Resources, which is the parent company of the Funds' investment manager, and their positions with the Company. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Reources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Daryby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Directors.

     The following tables provide the dollar range of the equity securities of the Funds and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Company's Directors as of June 30, 2003.

INDEPENDENT NOMINEES:

                                                          Aggregate Dollar Range of Equity
                                                       Securities in all Funds Overseen by the
                             Dollar Range of Equity     Director in the Franklin Templeton
Name of Director             Securities in each Fund       Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............   Templeton World Fund
                                 $50,001 - $100,000             Over $100,000
                               Templeton Foreign Fund
                                 $10,001 - $50,000
Frank J. Crothers...........         None                       Over $100,000
S. Joseph Fortunato.........   Templeton Foreign Fund
                                 $10,001 - $50,000              Over $100,000
Edith E. Holiday............   Templeton World Fund
                                   $1 - $10,000                 Over $100,000
                               Templeton Foreign Fund
                                 $10,001 - $50,000
Betty P. Krahmer............   Templeton World Fund
                                   Over $100,000                Over $100,000
                               Templeton Foreign Fund
                                 $50,001 - $100,000
Gordon S. Macklin...........         None                       Over $100,000
Fred R. Millsaps............         None                       Over $100,000
Frank A. Olson..............         None                       Over $100,000
Constantine D. Tseretopoulos   Templeton World Fund
                                $50,001 - $100,000              Over $100,000
                               Templeton Foreign Fund
                                 Over $100,000

Interested Nominees:
                                                         Aggregate Dollar Range of Equity
                                                      Securities in all Funds Overseen by the
                             Dollar Range of Equity     Director in the Franklin Templeton
Name of Director             Securities in each Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady...........         None                        Over $100,000
Charles B. Johnson..........    Templeton Foreign Fund           Over $100,000
                                 $10,001 - $50,000
Rupert H. Johnson, Jr.......    Templeton World Fund
                                 $50,001 - $100,000              Over $100,000
                                Templeton Foreign Fund
                                   Over $100,000


     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

     The role of the Directors is to provide general oversight of the Company's business and to ensure that the Funds are operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Funds and the Funds' investment performance. The Directors also oversee the services furnished to each Fund by Templeton Global Advisors Limited, each Fund's investment manager ("TGAL" or the "Investment Manager"), and various other service providers. The Company currently pays the Independent Directors and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per Board meeting attended. Directors serving on the Audit Committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each Director then in office attended at least [75%] of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

     Certain Directors and officers of the Company are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Company expenses.

     The table below indicates the total fees paid to Directors by the Company individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Company's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

                                                                             Number of Boards in
                               Aggregate     Total Compensation from     Funds in Franklin Templeton
                              Compensation      Franklin Templeton        Investments Fund Complex
Name of Director             from the Fund* Investments Fund Complex**   on which Director Serves***
--------------------------------------------------------------------------------------------------
Harris J. Ashton............     $32,739             $372,100                      46
Nicholas F. Brady...........      32,739              140,500                      15
Frank J. Crothers...........           0              100,000                      12
S. Joseph Fortunato.........      32,739              372,941                      47
Andrew H. Hines, Jr.........      35,136              209,500                      17
Edith E. Holiday............           0              273,635                      29
Betty P. Krahmer............      32,739              142,500                      15
Gordon S. Macklin...........      32,739              363,512                      46
Fred R. Millsaps............      35,136              219,500                      17
Frank A. Olson..............           0                    0                      17
Constantine D. Tseretopoulos           0              102,500                      12

  * Compensation received for the fiscal year ended August 31, 2003.

 ** Compensation received for the calendar year ended December 31, 2002.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 149 U.S. based funds or series.

     Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

     WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Officers of the Company are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their name, age and address, as well as their position and length of service with the Company, and principal occupation during the past five years.


NAME, AGE AND ADDRESS                          POSITION                         LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------------------------------------
Charles B. Johnson                      Chairman of the Board,                Chairman of the Board and
                                        Director and Vice                     Director since 1995 and
                                        President                             Vice President since 1992

Please refer to the table "Nominees for Interested Director" for additional information about Mr. Charles B.
Johnson.
-----------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.                 Chairman of the Board,                  Chairman of the Board
                                           Director and Vice                 since 1995 and Director and
                                               President                      Vice President since 1994

Please refer to the table "Nominees for Interested Director" for additional information about Mr. Rupert H.
Johnson, Jr.
-----------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)             President and Chief Executive              President since 2001 and Chief
  P.O. Box N-7759                   Officer-Investment Management              Officer-Investment Management
  Lyford Cay, Nassau                                                           since 2002
  Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)               Senior Vice President and Chief                   Since 2002
  500 East Broward Blvd.            Executive Officer--Finance and
  Suite 2100                                Administration
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

Name, Age and Address                            Position                       Length of Time Served
-----------------------------------------------------------------------------------------------------------------
Harmon E. Burns (58)                        Vice President                       Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Frankiln
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan (43)                    Vice President                          Since 1990
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,Franklin Mutual Advisors, LLC;
Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and
Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Frankiln Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Frankin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
John R. Kay (63)                              Vice President                         Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and formerly, Vice
President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)                      Vice President and                       Since 2000
  One Franklin Parkway                      Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------

 Name, Age and Address                              Position                      Length of Time Served
 ---------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (55)                         Vice President and               Vice President since 2000
   One Franklin Parkway                             Secretary                   and Secretary since 1996
   San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Mutual Advisors, LLC; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy
Director, Division of Investment  Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special  Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 ---------------------------------------------------------------------------------------------------------------------
 David P. Goss (56)                            Vice President and                      Since 2000
   One Franklin Parkway                        Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly,
 President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
 Select Realty Trust (until 2000).
 ---------------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (66)                         Vice President--                       Since 2002
   600 Fifth Avenue                              AML Compliance
   Rockefeller Center
   New York, NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director FTI
 Banque, Arch Chemicals, Inc. and Lingnam Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
 Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------
 Bruce S. Rosenberg (41)                       Treasurer and Chief              Treasurer since 2000 and
   500 East Broward Blvd.                       Financial Officer                Chief Financial Officer
   Suite 2100                                                                          since 2002
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin
 Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------



PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE REORGANIZATION OF THE COMPANY FROM A MARYLAND  CORPORATION TO
            A DELAWARE STATUTORY TRUST

     The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT A, that would change the state of organization of the Company. This proposed change calls for the reorganization of the Company from a Maryland corporation into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Company in the form of a new Delaware statutory trust, named "Templeton Funds Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have two series that correspond to the Funds, also named "Templeton World Fund" (referred to throughout this proxy statement as "DE World Fund") and "Templeton Foreign Fund" (referred to throughout this proxy statement as "DE Foreign Fund" and, with DE World Fund, each referred to throughout this proxy statement as a "DE Fund" and together, the "DE Funds").

     WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

     If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goal, policies and restrictions as the corresponding Funds (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Company, and would operate the DE Funds in essentially the same manner as it previously operated the Funds. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in a Fund would not change.

     WHY ARE THE DIRECTORS RECOMMENDING APPROVAL OF THE PLAN AND THE REORGANIZATION?

     The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

     HOW DOES THE MARYLAND CORPORATION LAW AND THE COMPANY'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE

     TRUST'S GOVERNING DOCUMENTS?

     The following summary compares certain rights and characteristics of the shares of the Company to shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Maryland corporation law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Company and the DE Trust, attached as EXHIBIT B to this proxy statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

     Reorganizing the Company from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Company and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Trust, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike the Maryland corporation law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

     The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Company's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the DE Trust should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

     Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

     Shares of the DE Trust and the Company each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and Company provide for noncumulative voting in the election of their Trustees/Directors. The DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders [for the purpose of electing trustees] may also be called by the chairperson of the DE Trust Board, or shall be called by the president or any vice-president of the DE Trust at the request of shareholders holding not less than 10% of the DE Trust's shares, provided that the shareholders requesting such meeting shall have paid the DE Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Company and the DE Trust each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

     While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Company, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters.

     Under the Maryland corporation law, the shareholders of the Company are not subject to any personal liability for any claims against, or liabilities of, the Company solely by reason of being or having been a shareholder of the Company. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

     WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

     Upon completion of the Reorganization, the DE Trust will continue the business of the Company and each DE Fund will have the same investment goal and policies as those of the corresponding Fund existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by its corresponding Fund. Each DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of its corresponding Fund. As the successor to the Company's operations, the DE Trust will adopt the Company's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

     The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. To accomplish the Reorganization, the Plan provides that the Company, on behalf of each Fund, will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Company, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Company will be dissolved and will cease its existence.

     The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of each Fund, or if the Directors abandon the Reorganization, the Company will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed [early in 2004].

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

     As a result of the Reorganization, each DE Fund will be subject to a new investment management agreement between the DE Trust, on behalf of each DE Fund, and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Company on behalf of each Fund.

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

     The DE Trust, on behalf of the DE Funds, will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Company on behalf of the Funds. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Funds under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Funds.

     As of the effective date of the Reorganization, each DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

     WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

     Under the 1940 Act, the shareholders of a mutual fund must elect directors and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Company is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of (1) the election of the Directors of the Company who are in office at the time of the Reorganization as trustees of the DE Trust (note that "directors" of a Delaware statutory trust are referred to as "trustees"); and
(2) a new investment management agreement between the DE Trust, on behalf of each DE Fund, and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Company, on behalf of each Fund.

     Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Company on behalf of each Fund, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

     The DE Trust was formed as a Delaware statutory trust on [__________ ____], 2003 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have two series, DE World Fund and DE Foreign Fund, each with an unlimited number of shares of beneficial interest without par value. The shares of DE World Fund will be allocated into three classes to correspond to the current three classes of shares of Templeton World Fund, and the shares of DE Foreign Fund will be allocated into five classes to correspond to the current five classes of shares of Templeton Foreign Fund.

     As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Company.

     WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

     Since the Reorganization will benefit the Funds and their shareholders, the Board has authorized that the expenses incurred in the Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Company, whether or not the Reorganization is approved by shareholders. The costs of soliciting proxies will be shared [one-quarter by the Investment Manager and three-quarters] by the Company.

     ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

     The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Company, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the DE Trust or their shareholders.

     As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture
of capital loss carry forwards.   If a foreign  jurisdiction  treats  the
Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent a Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. However, neither Fund believes that it will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.




     WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

     A request to sell shares of a Fund that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

     WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

     By voting "FOR" the Plan, you will be agreeing to become a shareholder of a series of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for your corresponding Fund.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

     Each Fund is subject to a number of fundamental investment policies and restrictions that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment policies and restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of each Fund's fundamental investment policies and restrictions principally to (1) update those current investment policies and restrictions that are more restrictive than is required under the federal securities laws; and (2) conform each Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"); and (3) eliminate those fundamental investment policies that are not required by the federal securities laws to be fundamental.

     After the Company was organized as a Maryland corporation in 1977, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, each Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all. In addition, each Fund has certain investment policies that have historically been treated as fundamental. These investment policies are not required by the 1940 Act to be fundamental. The elimination of these fundamental investment policies would provide each Fund with greater investment flexibility to meet its investment goals.

     The Board believes there are several distinct advantages to revising each Fund's fundamental investment policies and restrictions at this time. First, by reducing the total number of investment policies and restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that each Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage each Fund's assets in a changing investment environment will be enhanced because each Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies and restrictions. Finally, the standardized fundamental investment restrictions are expected to enable each Fund to more efficiently and more easily monitor portfolio compliance.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires each Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect either Fund's investment goal or their current principal investment strategies. Although the proposed amendments will give each Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund, nor does the Board anticipate that the proposed changes in fundamental investment policies and restrictions will materially change the manner in which each Fund is currently managed and operated. However, the Board may change or modify the way a Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies and restrictions. Should the Board in the future modify materially the way a Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF EACH FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3H)

     Each Fund's existing fundamental investment policies and restrictions, together with the recommended changes to the investment policies and restrictions, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." Shareholders of each Fund are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for that Fund on the later of January 1, 2004 or the date of shareholder approval. The Board of Directors recommends unanimously a vote "FOR" each Sub-Proposal.

SUB-PROPOSAL 3A: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING DIVERSIFICATION OF INVESTMENTS.

     The 1940 Act prohibits "diversified" investment companies, like the Funds, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

     WHAT EFFECT WILL AMENDING THE CURRENT DIVERSIFICATION RESTRICTION HAVE ON THE FUNDS?

     Each Fund has a fundamental investment restriction prohibiting investments of more than 5% of a Fund's total assets in securities of any one company or government (other than U.S. government securities) (the "5% limitation"). In addition, each Fund has a fundamental investment restriction that prohibits a Fund from purchasing more than 10% of any class of securities of any one company, including more than 10% of that company's outstanding voting securities (the "10% limitation"). These restrictions, taken together, form each Fund's fundamental investment restriction regarding diversification of investments.

     Each Fund's current fundamental investment restriction regarding diversification of investments is more restrictive in several respects than the requirements of the 1940 Act. First, each Fund's current diversification restriction applies the 5% and 10% limitations to 100% of a Fund's total assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, each Fund's current 5% limitation does not exclude securities of other investment companies, as permitted by the 1940 Act. Third, each Fund's current 10% limitation applies to "ANY class of securities of any one company, INCLUDING more than 10% of that company's outstanding voting securities," while the 1940 Act only requires that the 10% limitation apply to "outstanding voting securities." Fourth, each Fund's current fundamental investment restriction applies to securities issued by "any one company" or, in the 5% limitation, "any one . . . government." The 1940 Act, however, uses the more generic phrase "any one issuer." While the staff of the SEC (the "SEC Staff") continues informally to take the position that foreign governments are "issuers" for purposes of the diversification requirement, the Board proposes to remove this reference from the proposed fundamental investment restriction regarding diversification of investments in order to retain flexibility should the SEC Staff in the future modify its position.

     In addition, the proposed fundamental investment restriction would exclude from the 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, each Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations. The Funds, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. Amending a Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order.

     The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide each Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way either Fund is managed.

     The 5% limitation in each Fund's current fundamental investment restriction regarding diversification of investments is combined with fundamental investment policies relating to (1) the kinds of instruments in which each Fund invests in seeking to achieve its investment goal; (2) each Fund's use of temporary defensive measures; and (3) investing more than 10% of each Fund's assets in securities with a limited trading market. In addition, Templeton World Fund's 5% limitation is combined with a fundamental investment policy that it will invest at least 65% of its total assets in issuers domiciled in at least three different nations, and Templeton Foreign Fund's 5% limitation is combined with a fundamental investment policy that it may purchase certain sponsored or unsponsored depositary receipts. Each Fund is proposing to eliminate these fundamental investment policies. (See Proposal 4 below.) Similarly, the 10% limitation in each Fund's current fundamental investment restriction regarding diversification of investments is combined with a fundamental investment restriction on investing for purposes of control. Each Fund is proposing to eliminate the restriction on investing for purposes of control. (See Proposal 4 below.)

SUB-PROPOSAL 3B: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN REAL ESTATE.

     Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. Each Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

     WHAT EFFECT WILL AMENDING THE CURRENT REAL ESTATE RESTRICTION HAVE ON THE FUNDS?

     The proposed restriction would permit each Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, under the proposed restriction a Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit each Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

     Modifying each Fund's real estate restriction may increase each Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent a Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, a Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase each Fund's ability to invest in illiquid securities. However, the Board has adopted a non-fundamental investment restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits each Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that either Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

     Each Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating each Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including each Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3c below.) Each Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3C: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN COMMODITIES.

     Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     WHAT EFFECT WILL AMENDING THE CURRENT COMMODITIES RESTRICTION HAVE ON THE FUNDS?

     The current fundamental investment restriction on commodities states that each Fund may not purchase or sell commodity contracts, except that Templeton World Fund may purchase or sell stock index futures contracts.

     The proposed investment restriction relating to commodities allows each Fund to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of a Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, each Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that either Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

     Each Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating each Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including each Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3b above.) Each Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3D: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING UNDERWRITING.

     Under the 1940 Act, a Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of OTHER ISSUERS, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that a Fund has the ability to sell its own shares.

     WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUNDS?

     Each Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether a Fund may sell securities that the Fund owns or whether a Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

     The proposed restriction relating to underwriting is substantially similar to each Fund's current investment restriction by prohibiting a Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that a Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

     It is not anticipated that the adoption of the proposed restriction would involve additional material risk to either Fund or affect the way either Fund is currently managed or operated.

     Each Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin, short sales and writing, purchasing or selling options. The adoption of this Sub-Proposal would result in the separation of each Fund's underwriting restriction from these other fundamental investment restrictions, including each Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3e below.) Each Fund is proposing to eliminate the restrictions on purchasing securities on margin, short sales and writing, purchasing or selling options. (See Proposal 4 below.)

SUB-PROPOSAL 3E: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING ISSUING SENIOR SECURITIES.

     The 1940 Act requires each Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

     SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

     WHAT EFFECT WILL AMENDING THE CURRENT SENIOR SECURITIES RESTRICTION HAVE ON THE FUNDS?

     The current fundamental investment restriction relating to issuing senior securities prohibits each Fund from issuing senior securities.

     The proposed restriction would permit each Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that a Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

     Neither Fund has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to either Fund. However, a Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent a Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which a Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

     Each Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin, short sales, and writing, purchasing and selling options. The adoption of this Sub-Proposal would result in the separation of each Fund's senior securities restriction from these other fundamental investment restrictions, including each Fund's investment restriction relating to underwriting. (See Sub-Proposal 3d above.) Each Fund is proposing to eliminate the restrictions on purchasing securities on margin, short sales, and writing, purchasing and selling options. (See Proposal 4 below.)

SUB-PROPOSAL 3F: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING LENDING.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

     Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3e above.)

   WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUNDS?

     Each Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, a Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). Although each Fund's current investment restriction permits the purchase of certain debt securities, a Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with that Fund's investment goal and policies.

     The proposed fundamental investment restriction provides that a Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides each Fund with greater lending flexibility by permitting a Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

     The proposed investment restriction also provides each Fund with greater flexibility by permitting a Fund to enter into repurchase agreements with terms of more than seven days. To the extent that repurchase agreements with terms of more than seven days are illiquid, they will be subject to the Illiquid
Securities Restriction. In addition, the proposed investment restriction will not limit a Fund to only collateralizing repurchase agreements with U.S. government obligations. To the extent a Fund uses other forms of collateral for its repurchase agreements, however, it will still generally be subject to regulations under the 1940 Act regarding eligible collateral.

     The proposed fundamental investment restriction also provides each Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Funds, together with other funds in Franklin Templeton Investments, permitting each Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit a Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance each Fund's ability to respond to changes in market, industry or regulatory conditions.

     Because the proposed lending restriction would provide each Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by each Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

SUB-PROPOSAL 3G: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING BORROWING.

     The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

     Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

     WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUNDS?

     Each Fund's current investment restriction relating to borrowing prohibits a Fund from borrowing money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets. Each Fund's current fundamental investment restriction further prohibits a Fund from pledging, mortgaging or hypothecating its assets for any purpose other than to secure such borrowings, and only in amounts not exceeding 10% of the value of the Fund's total assets as the Board may approve. Included in this fundamental investment restriction is a statement that the Board has approved an "operating policy" that a Fund will not pledge, mortgage or hypothecate its assets if the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of a Fund. For purposes of this restriction, collateral arrangements by Templeton World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.

     The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. Unlike the current fundamental investment restriction on borrowing, the proposed restriction does not limit the purposes for which a Fund can borrow. In addition, each Fund's investment restriction on pledging, mortgaging or hypothecating its assets (including the "operating policy") would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, a Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of that Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is greater than each Fund's current investment restriction of up to 5% of the value of a Fund's total assets.

     The proposed restriction would also permit a Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting each Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit a Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit a Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     Because the proposed borrowing restriction would provide each Fund with additional borrowing flexibility, to the extent that a Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which a Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 3H: TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INDUSTRY CONCENTRATION.

     Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

     WHAT EFFECT WILL AMENDING THE CURRENT INDUSTRY CONCENTRATION RESTRICTION HAVE ON THE FUNDS?

     The proposed concentration policy is substantially the same as each Fund's current policy, except that (1) it modifies each Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.
The proposed restriction reflects a more modernized approach to industry concentration, and provides each Fund with investment flexibility that ultimately is expected to help each Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

     The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which a Fund may invest. In addition, if Proposal 4 is approved, then each Fund's current fundamental investment restriction against investments in other open-end investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from each Fund's concentration policy. Even with this modified restriction, however, each Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3H

PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF EACH FUND'S FUNDAMENTAL
            INVESTMENT POLICIES AND RESTRICTIONS.

     Each Fund's existing fundamental investment policies and restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED. " If a Fund's shareholders approve Proposal 4, the elimination of such investment policies and restrictions of that Fund will be effective on the later of January 1, 2004 or the date of shareholder approval.

     WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT POLICIES BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUNDS?

     Each Fund has certain investment policies that have historically been treated as fundamental. These include investment policies (1) about the kinds of instruments in which each Fund invests in seeking to achieve its investment goal, including equity and debt securities; (2) about each Fund's use of temporary defensive measures; and (3) prohibiting investments of more than 10% of each Fund's assets in securities with a limited trading market. In addition, Templeton World Fund has a fundamental investment policy that it will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.), and Templeton Foreign Fund has a fundamental investment policy that it may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These current fundamental investment policies are not required by the 1940 Act to be fundamental and are therefore proposed to be eliminated.

     If these fundamental investment policies are eliminated, each Fund will continue to be subject to (1) the current requirements of the 1940 Act and related regulations, including, for example, regulations pertaining to investing 80% of a fund's assets in investments that are suggested by the fund's name; and
(2) the non-fundamental investment policies and strategies described in each Fund's prospectus and SAI, including non-fundamental policies and strategies relating to (a) investments in equity and debt securities and depositary receipts, and (b) the use of temporary defensive measures. In addition, in connection with the proposed elimination of each Fund's current fundamental investment policy limiting investments to not more than 10% of its assets in securities with a limited trading market (together with the elimination of a similar current fundamental investment restriction), the Board has adopted the non-fundamental Illiquid Securities Restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits each Fund from investing more than 15% of its net assets in illiquid securities.

     By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that each Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The elimination of these current fundamental investment policies
(1) will not affect a Fund's ability to use these policies and strategies as appropriate to achieve their respective investment goals; and (2) it will enhance the Investment Manager's ability to manage each Fund's assets in a changing investment environment without being constrained by additional and unnecessary limitations. Accordingly, the Investment Manager has recommended, and the Board has determined, that these remaining current fundamental investment policies be eliminated, and that their elimination is consistent with the federal securities laws.

     The  elimination  of  these  current  fundamental  investment  policies  is expected to have no impact on the manner in which each Fund is currently managed. Therefore, the Investment Manager does not anticipate that eliminating these remaining current fundamental investment policies will result in additional material risk to either Fund at this time.

     WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUNDS?

     Certain of each Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions
include  those  relating  to (1)  investments  in  other  open-end   investment
companies; (2) purchasing securities on margin, short sales and purchasing and writing options; and (3) participation in joint trading accounts. Each Fund's fundamental investment restrictions relating to unlisted foreign securities, restricted securities and "letter" stocks do not represent current SEC Staff positions and are effectively limited by each Fund's non-fundamental Illiquid Securities Restriction.

     The other fundamental investment restrictions of each Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, a Fund is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

     Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that each Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the
Restrictions would also enable each Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of each Fund's shareholders as it will provide each Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage each Fund's assets in a changing investment environment.

     WHICH TEN (10) RESTRICTIONS IS THE BOARD RECOMMENDING THAT EACH FUND ELIMINATE?

     Each Fund currently is subject to ten Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED. "

         INVESTMENT IN OTHER OPEN-END INVESTMENT COMPANIES

     Each Fund's current fundamental investment restriction prohibits a Fund from investing in other open-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

     Upon elimination of this restriction, each Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to a Fund's ability to invest in other investment companies, including open-end investment companies, except where a Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that a Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating each Fund's current restriction on investments in other open-end investment companies would enable each Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3a above), since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

         OIL AND GAS PROGRAMS

     Each Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. Each Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         MANAGEMENT OWNERSHIP OF SECURITIES

     Each Fund's current fundamental investment restriction prohibits a Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to each Fund. Therefore, the Board is recommending that the restriction be eliminated.

         INVESTING FOR PURPOSES OF EXERCISING CONTROL

     The 1940 Act does not require, and applicable state law no longer requires, that a Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because each Fund, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3a above), the Board is recommending that this restriction be eliminated.

         PURCHASING SECURITIES ON MARGIN, ENGAGING IN SHORT SALES AND WRITING, BUYING OR SELLING OPTIONS

     The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing on margin, engaging in short sales, or writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3e above). Each Fund's current fundamental investment restrictions prohibits a Fund from (1) purchasing securities on margin; (2) engaging in short sales of securities; and (3) writing, buying or selling puts, calls, straddles or spreads (except Templeton World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

     Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of a Fund to purchase securities on margin, engage in short sales and write, buy or sell puts, calls, straddles or spreads. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to either Fund at this time.

         THREE YEARS OF CONTINUOUS OPERATION

     Each Fund's current fundamental investment restriction relating to investments in newer companies limits a Fund's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

         WARRANTS

     Each Fund's fundamental investment restriction relating to warrants limits a Fund's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of a Fund's total assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. Each Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         UNLISTED FOREIGN SECURITIES AND RESTRICTED SECURITIES

     The fundamental investment restriction on unlisted foreign securities and restricted securities limits each Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by a Fund, these types of securities may be considered illiquid. Each Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of each Fund's current investment restrictions that relate to restricted and illiquid securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, each Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not readily marketable.

     Each Fund's current fundamental investment restriction also limits a Fund's ability to invest in securities with a limited trading market to no more than 10% of the Fund's total assets. With some exceptions, such securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other
contractual   restrictions   on  resale (often   referred  to  as   "restricted
securities"). To the extent that a restricted security is not readily marketable, such a security may also be considered illiquid. Each Fund's current fundamental investment restriction on investments in securities with a limited trading market was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

     As described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated.

         "LETTER" STOCKS

     Each Fund's fundamental investment restriction relating to "Letter" stocks prohibits a Fund from investing in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. As with unlisted foreign securities and restricted securities, discussed above, these types of securities may be illiquid to the extent that they are not readily marketable.

     This fundamental investment restriction is not required by the 1940 Act. Moreover, as described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position on illiquid securities. Accordingly, the Board is recommending that the current fundamental investment restriction on "letter" stocks be eliminated.

         JOINT TRADING ACCOUNTS

     Each Fund's fundamental investment restriction relating to joint trading accounts prohibits a Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

     WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE FUNDAMENTAL INVESTMENT POLICIES AND THE RESTRICTIONS?

     The Board does not anticipate that eliminating these fundamental investment policies and the Restrictions will result in any additional material risk to either Fund at this time. If this Proposal 4 is approved, each Fund will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, neither Fund currently intends to change its present investment practices as a result of eliminating these fundamental investment policies and the Restrictions.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4


INFORMATION ABOUT THE FUNDS



     THE INVESTMENT MANAGER. The Investment Manager of each Fund is Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of the Funds' assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

     THE ADMINISTRATOR. The administrator of the Funds is Franklin Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Funds.

     THE UNDERWRITER. The underwriter for the Funds is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

     THE TRANSFER AGENT. The transfer agent and dividend-paying agent for the Funds is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

     THE CUSTODIAN. The custodian for the Funds is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     PENDING LITIGATION. A lawsuit, Bradfisch v. Templeton Funds, Inc. and Templeton Global Advisors Limited, Case No. 2003 L 001361, was filed on October 3, 2003 in the Circuit Court for the Third Judicial Circuit, Madison County, Illinois, alleging various breaches of fiduciary duty with respect to the valuation of Templeton World Fund's portfolio securities and market timing. Management strongly believes that the claims made in this action are without merit and intends vigorously to defend against this action.

     OTHER MATTERS. The Funds last audited financial statements and annual report, dated August 31, 2002, and their most recent semi-annual report, dated February 28, 2003, are available free of charge. It is anticipated that the Fund's audited financial statements and annual report dated August 31, 2003 will be available free of charge in late October 2003. To obtain a copy of any of these reports, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

    SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Company has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Company will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call [1-800/DIAL BEN(R) (1-800-342-5236)] or forward a written request to [Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030] if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.


     PRINCIPAL SHAREHOLDERS. As of September 17, 2003, Templeton World Fund had total net assets of $[____________] and a total of [____________] shares of common stock, $1.00 par value ("shares") outstanding. Shares of Templeton World Fund are divided among three separate classes of shares as follows:
[____________] Class A shares, [____________] Class B shares, and [____________]
Class C shares.

     As of September 17, 2003, Templeton Foreign Fund had total net assets of $[____________] and a total of [____________] shares of common stock, $1.00 par value ("shares") outstanding. Shares of Templeton Foreign Fund are divided among five separate classes of shares as follows: [____________] Class A shares, [____________] Class B shares, [____________] Class C shares, [____________]
Class R shares, and [____________] Advisor Class shares.

     From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Funds' management, as of September 17, 2003, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Funds were:



                              TEMPLETON WORLD FUND

                                                                PERCENTAGE OF
                                     AMOUNT AND NATURE OF    OUTSTANDING SHARES
NAME AND ADDRESS      SHARE CLASS    BENEFICIAL OWNERSHIP     OF THE CLASS (%)
-------------------------------------------------------------------------------







                             TEMPLETON FOREIGN FUND

                                                                PERCENTAGE OF
                                     AMOUNT AND NATURE OF    OUTSTANDING SHARES
NAME AND ADDRESS      SHARE CLASS    BENEFICIAL OWNERSHIP     OF THE CLASS (%)
-------------------------------------------------------------------------------




[(1) Charles B. Johnson, who is Chairman of the Board, Director and an officer of the Company, Rupert H. Johnson, Jr., who is a Director and officer of the Company, and Harmon E. Burns and Martin L. Flanagan, who are officers of the Company, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson, Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan disclaim beneficial ownership of any shares of the Funds owned by the Franklin Templeton Profit Sharing and 401(k) Plan. Charles B. Johnson and Rupert H. Johnson, Jr. may be considered beneficial holders of the Funds' shares held by the Investment Manager. As principal shareholders of Resources, they may be able to control the voting of the Investment Manager's shares of the Funds.]

     In addition, to the knowledge of the Company's management, as of September 17, 2003, the Directors and officers of the Company, as a group, owned of record and beneficially [____]% of Templeton World Fund's Class shares, [____]% of Templeton Foreign Fund's [Advisor] Class shares and less than 1% of the outstanding shares of each Fund in the aggregate and of any other class of each Fund.

AUDIT COMMITTEE

     AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Funds' Audit Committee is responsible for the selection of the Funds' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds' financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Funds' records and the safekeeping arrangements of the Funds' custodian. The Audit Committee consists of Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman) who are Independent
Directors.   The  Audit  Committee  and  the  Board   selected   the  firm  of
PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Funds for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Funds' annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.

     AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds' financial statements and are not reported under "Audit Fees" above were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [the review of semi-annual reports to shareholders].

     [In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     TAX FEES. The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [________________________________________________].

     [In addition, the Audit Committee pre-approved PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [________________________________________________].

     [In addition, the Audit Committee pre-approved PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. [As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.]

     AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by PwC for services rendered to the Funds, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The Audit Committee has determined that the provision of non-audit services to the Investment Manager, and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Funds, that were not pre-approved by the Audit Committee is compatible with maintaining the independence of PwC.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Company. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be shared [one-quarter by the Investment Manager and three-quarters] by the Company. The Company reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. [The Company has engaged _______________________ to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately [$___________] to [$___________], including out-of-pocket expenses.] The Company expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Company does not receive your proxy by a certain time, you may receive a telephone call from [_______________________] asking you to vote. The Company does not reimburse Directors and officers of the Company or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

     VOTING BY BROKER DEALERS. The Company expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Company understands that the broker-dealers may vote on Proposal 1 on behalf of their customers. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     QUORUM. The presence at the Meeting in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast shall constitute a quorum. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

     METHODS OF TABULATION. Shareholders of both Funds will vote together on Proposal 1. Shareholders will vote separately on Proposals 2, 3 and 4 for their respective Funds. Proposal 1, the election of Directors, requires the affirmative vote of a majority of the votes cast by shareholders of both Funds voting together. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of each Fund's outstanding shares. Proposal 3, to approve amendments to certain of each Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of each Fund's fundamental investment policies and restrictions, each requires, with respect to each Fund, the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund; or (ii) 67% or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50% of that Fund's outstanding shares are present or represented by proxy.

     Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a majority of votes cast, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3h, and Proposal 4.

     ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting without determining the date of the new meeting or from time to time without further notice to a date not more than 120 days after the original record date. Any business that might have been transacted at the Meeting originally called may be transacted at such adjourned meeting at which a quorum is present. The persons designated as proxies may vote to adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Company's Charter, as amended and restated, and By-Laws, as amended and restated. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

     SHAREHOLDER PROPOSALS. Neither the Company nor the DE Trust is required, and they do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the offices of the Company or the DE Trust, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company's or the DE Trust's, as applicable, proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

                                          Dated: October [], 2003

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
             BETWEEN TEMPLETON FUNDS, INC. AND TEMPLETON FUNDS TRUST

     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ________, 2003 by and between TEMPLETON FUNDS, INC., a Maryland corporation (the "Company"), and TEMPLETON FUNDS TRUST, a Delaware statutory trust (the "Trust") (the Company and the Trust are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. PLAN OF REORGANIZATION.

     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Company, on behalf of its series of shares designated as Templeton Foreign Fund and Templeton World Fund (the "Funds"), will convey, transfer and deliver to the Trust, on behalf of its Templeton Foreign Fund and Templeton World Fund (the "New Funds"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Company's then-existing assets, including the assets of the Funds (the "Assets"). In consideration thereof, the Trust, on behalf of each New Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the corresponding New Fund; and (ii) to deliver to the Company, on behalf of each Fund, in accordance with paragraph (b) of this
Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding New Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of common stock, $1.00 par value per share, of the corresponding Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Company, on behalf of the Funds, shall distribute to the Funds' shareholders the shares of the corresponding New Funds in accordance with this Agreement and the resolutions of the Board of Directors of the Company (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of each Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the appropriate New Fund equal to the number of full
and  fractional   shares  of common  stock  such   shareholder   holds  in  the
corresponding class of the corresponding Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the New Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the corresponding Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of a Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding New Fund. Simultaneously with the crediting of the shares of a New Fund to the shareholders of record of the corresponding Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of each Fund will have the right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the corresponding New Fund. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Company shall take all necessary steps under Maryland law to effect a complete dissolution of the Company.

     (d) The expenses of entering into and carrying out this Agreement will be borne by the Company to the extent not paid by its investment manager.

     2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust, on behalf of the New Funds, in exchange for the assumption and payment, when due, by the Trust, on behalf of the New Funds, of the Liabilities of the corresponding Funds; and (ii) the issuance and delivery of the New Funds' shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Company at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

     3. CONDITIONS PRECEDENT.

     The obligations of the Company and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority and orders from the U.S. Securities and Exchange

Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

     (b) (i) One or more post-effective amendments to the Company's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Company's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Company to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

     (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the Trust or the shareholders of the Company or the Trust;

     (d) The Company shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Company, to the effect that
(i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

     (e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Company is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Company is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Company and this Agreement has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company in accordance with its terms;

     (f) The shares of the New Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust, on behalf of the New Funds, of the shares contemplated by this Agreement to be consummated;

     (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Company;

     (h) The shareholders of the Company shall have voted to direct the Company to vote, and the Company shall have voted, as sole shareholder of each class of each New Fund, to:

          (1) Elect as Trustees of the Trust the following  individuals: Harris
J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos; and

          (2) Approve an Investment Management Agreement between Templeton Global Advisers Limited ("TGAL") and the Trust, on behalf of the New Funds, which is substantially identical to the then-current Investment Management Agreement between TGAL and the Company, on behalf of the Funds;

     (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof between TGAL and the Trust, on behalf of the New Funds;

          (2) Approval of the assignment to the Trust, on behalf of the New Funds, of the Custody Agreements, dated June 1, 1984, as amended and restated to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), and the Company, on behalf of each Fund;

          (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2004;

          (4) Approval of a Fund Administration Agreement between the Trust, on behalf of each New Fund, and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the Trust, on behalf of each New Fund, and Franklin/Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the Trust, on behalf of each New Fund, and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (7) Approval of the following Distribution Plans by the Trust, (i) on behalf of its Templeton World Fund series, pursuant to Rule 12b-1 under the 1940
Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; and (d) Multiple Class Plan pursuant to Rule 18f-3; and (ii) on behalf of its Templeton Foreign Fund series, pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; (d) Class R Distribution Plan pursuant to Rule 12b-1; and (e) Multiple Class Plan pursuant to Rule 18f-3.

          (8) Approval of a Transfer Agency Agreement between the Trust, on behalf of the New Funds, and Franklin Templeton Investor Services, LLC;

          (9) [Approval of the assignment to the Trust, on behalf of its Templeton Foreign Fund series, of the Sub-Transfer Agent Agreement dated July 1, 1993 between Fidelity Investments Institutional Operations Company and the Company, on behalf of its Templeton Foreign Fund series;]

          (10) [Approval of the assignment to the Trust, on behalf of the New Funds, of the Sub-Transfer Agent Services Agreement between Templeton Funds Trust Company, The Shareholder Services Group, Inc. and the Company, on behalf of each Fund.]

          (11) [Approval of the assignment to the Trust, on behalf of each New Fund, of the Sub-Accounting Services Agreement between the Templeton Funds Trust Company, Financial Data Services, Inc., Merrill Lynch, Pierce, Fenner and Smith Inc. and the Company, on behalf of each Fund;]

          (12) Authorization of the issuance by the Trust, on behalf of the New Funds, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each New Fund to the Company, on behalf of each Fund, in consideration for the payment of $1.00 for each such share for the purpose of enabling the Company to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (13)  Submission  of the matters  referred to in paragraph (h) of this
Section 3 to the Company as sole shareholder of each class of each New Fund; and

          (14) Authorization of the issuance and delivery by the Trust, on behalf of each New Fund, of shares of each New Fund on the Effective Date of the Reorganization and the assumption by the Trust, on behalf of each New Fund, of the Liabilities of the corresponding Fund in exchange for the Assets of the corresponding Fund pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Company under this Agreement.

     4. DISSOLUTION OF THE COMPANY.

     Promptly following the consummation of the distribution of each class of shares of each New Fund to holders of the corresponding class of shares of each corresponding Fund under this Agreement, the officers of the Company shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

     5. TERMINATION.

     The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Funds, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

     6. ENTIRE AGREEMENT.

     This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

     7. FURTHER ASSURANCES.

     The Company and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     8. COUNTERPARTS.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9. GOVERNING LAW.

     This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                            TEMPLETON FUNDS, INC.
                                            (a Maryland corporation)

Attest:

By /s/__________________________________    By /s/_____________________________
      Name:                                       Name:
      Title:                                      Title:

                                            TEMPLETON FUNDS TRUST
                                            (a Delaware statutory trust)

Attest:

By /s/__________________________________    By /s/_____________________________
      Name:                                       Name:
      Title:                                      Title:

                                    EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
          THE CHARTER DOCUMENTS OF TEMPLETON FUNDS TRUST UNDER SUCH LAW

                                      WITH

                   THE LAW GOVERNING MARYLAND CORPORATIONS AND
          THE CHARTER DOCUMENTS OF TEMPLETON FUNDS, INC. UNDER SUCH LAW


                                   DELAWARE STATUTORY TRUST                               MARYLAND CORPORATION
GOVERNING             A Delaware statutory trust (a "DST") is formed by    A Maryland corporation is created by filing
DOCUMENTS/            a governing instrument and the filing of a           articles of incorporation with the Maryland State
GOVERNING BODY        certificate of trust with the Delaware Secretary     Department of Assessments and Taxation ("MSDAT").
                      of State ("Secretary of State"). The Delaware law    The Maryland law governing corporations is referred
                      governing a DST is referred to in this analysis      to in this analysis as "Maryland Law."
                      as the "Delaware Act."
                                                                           A corporation is incorporated under the Maryland
                      A DST is an unincorporated association organized     Law. A corporation's operations are governed by
                      under the Delaware Act whose operations are          its charter and by-laws, and its business and
                      governed by its governing instrument (which may      affairs are managed by or under the direction of a
                      consist of one or more instruments). Its business    board of directors (the "board" or "board of
                      and affairs are managed by or under the direction    directors" or collectively, the "directors"). No
                      of one or more trustees.                             public filing of the by-laws is required.

                      If a DST is, becomes, or will become prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware provided that notice that the DST is or will become an investment company is set forth in the DST's certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

                      The governing instrument for the DST, Templeton           Templeton Funds Inc., a Maryland corporation, is
                      Funds Trust (the "Trust"), is comprised of an             referred to in this analysis as the "Corporation."
                      agreement anddeclaration of trust ("Declaration")         The Corporation is governed by its charter
                      and by-laws ("By-Laws"). The Trust's governing            ("Charter") and by-laws ("By-Laws") and the
                      body is a board of trustees (the "board" or "board        Corporation's governing body is a board of
                      of trustees" or collectively, the "trustees").            directors.

                      Each trustee of the Trust shall hold office for the       Directors of the Corporation are elected at an
                      lifetime of the Trust or until such trustee's earlier     annual meeting of the stockholders, if held, and
                      death, resignation, removal or inability otherwise to     each director is elected to serve for one year and
                      serve, or, if sooner than any such events, until the      until his or her successor shall be elected and
                      next meeting of shareholders called for the purpose of    shall qualify or until his or her earlier death,
                      electing trustees or consent of shareholders in lieu      resignation  or removal.
                      the election of trustees, and until the election and
                      qualification of his or her successor.

DESIGNATION OF        Under the Delaware Act, the ownership interests in        Equity securities of a corporation are generally
OWNERSHIP SHARES OR   a DST are denominated as "beneficial interests"           denominated as shares of stock. Record owners of
INTERESTS             and are held by "beneficial owners." However,             shares of stock are stockholders. Generally,
                      there is flexibility as to how a governing                equity securities that have voting rights and are
                      instrument refers to "beneficial interests" and           entitled to the residual assets of the corporation,
                      "beneficial owners" and the governing instrument          after payment of liabilities, are referred to as
                      may identify "beneficial interests" and  "beneficial      "common stock."
                      owners" as "shares" and "shareholders," respectively.

                      The Trust's beneficial interests, without par value,      The Corporation's equity securities are shares of
                      are designated as "shares" and its beneficial owners      common stock, par value $1.00 per share, and the
                      are designated as "shareholders." This analysis will      owners of such stock are "stockholders."
                      use the "share" and "shareholder" terminology.

SERIES AND CLASSES    Under the Delaware Act, the governing instrument          The Maryland Law permits a corporation to issue
                      may provide for classes, groups or series of              one or more series and classes of stock.  If the
                      shares, shareholders or trustees, having such             stock is to be divided into series or classes, the
                      relative rights, powers and duties as set forth in        charter must describe each series and class,
                      the governing instrument.  Such series, classes or        including any preferences, conversion or other
                      groups may be described in the DST's governing            rights, voting powers, restrictions, limitations
                      instrument or in resolutions adopted by its               as to dividends, qualifications and terms or
                      trustees.  No state filing is necessary and,              conditions of redemption among such classes and
                      unless required by the governing instrument,              series.  To change the terms of an existing series
                      shareholder approval is not needed.  Except to the        or class or create a new series or class, the
                      extent otherwise provided in the governing                charter must be amended.  Generally, amendments to
                      instrument of a DST, where the DST is a registered        the charter must receive board and stockholder
                      investment company under the 1940 Act, any class,         approval.
                      group or series of shares established by the
                      governing instrument shall be a class, group or           Under Maryland Law, the charter may also authorize
                      series preferred as to distributions or dividends         the board to classify or reclassify any unissued
                      over all other classes, groups or series with             stock from time to time, without stockholder
                      respect to assets specifically allocated to such          approval, by setting or changing the preferences,
                      class, group or series as contemplated by Section         conversion or other rights, voting powers,
                      18 (or any amendment or successor provision) of           restrictions, limitations as to dividends,
                      the 1940 Act and any regulations issued                   qualifications, or terms and conditions of
                      thereunder.                                               redemption, by filing articles supplementary to
                                                                                the charter with the MSDAT.

                      The Declaration authorizes the board of trustees          The Charter authorizes the board, subject to any
                      to divide the Trust's shares into separate and            applicable provisions of the 1940 Act, to classify
                      distinct series and to divide a series into               or to reclassify unissued shares of the
                      separate classes of shares as permitted by the            Corporation, by setting, changing or eliminating
                      Delaware Act.  Such series and classes will have          the preference, conversion or rights, voting
                      the rights, powers and duties set forth in the            powers, restrictions or limitations as to
                      Declaration unless otherwise provided in                  dividends and qualifications or terms and
                      resolutions of the board with respect to such             conditions of or rights to require redemption of
                      series or class. The board of trustees may                the stock.
                      classify or reclassify any unissued shares or any
                      shares of the Trust or any series or class, that          The Charter provides that, at such times as may be
                      were previously issued and are reacquired, into           determined by the board (or with the authorization
                      one or more series or classes that may be                 of the board, the officers of the Corporation) in
                      established and designated from time to time.             accordance with the 1940 Act, including Rule 18f-3
                                                                                thereunder, and applicable rules and regulations
                      The Declaration provides that the establishment           of the National Association of Securities Dealers,
                      and designation of any series or class shall be           Inc., and reflected in the Corporation's
                      effective, without the requirement of shareholder         registration statement with respect to the
                      approval, upon the adoption of a resolution by not        particular series, Class B shares of a series may
                      less than a majority of the then board of                 be converted automatically into Class A shares of
                      trustees, which resolution shall set forth such           that series based on the relative net asset values
                      establishment and designation and may provide, to         of such classes of that series at the time of
                      the extent permitted by the Delaware Act, for             conversion, subject, however, to any conditions of
                      rights, powers and duties of such series or class         conversion that may be imposed by the board (or
                      (including variations in the relative rights and          with the authorization of the board, the officers
                      preferences as between the different series and           of the Corporation) and reflected in the
                      classes) otherwise than as provided in the                 registration statement with respect to that series.
                      Declaration.  The board of trustees has approved
                      resolutions that provide the shareholders of each
                      series and class of the Trust with the same
                      conversion rights, and subject to the same
                      conditions of conversion, as the shareholders of
                      the corresponding series and class of the
                      Corporation.

                      ASSETS AND LIABILITIES                                    ASSETS AND LIABILITIES
                      The Declaration also provides that each series of         The Charter also provides that the allocation of
                      the Trust shall be separate and distinct from any         investment income, realized and unrealized capital
                      other series of the Trust, shall maintain separate        gains and losses, and expenses and liabilities of
                      and distinct records on the books of the Trust,           the Corporation and of the series among and
                      and shall hold and account for the assets and             between the classes of a series and any other
                      liabilities belonging to any such series                  class of the Corporation's shares and the
                      separately from the assets and liabilities of the         determination of their respective net asset values
                      Trust or any other series.  Each class of a series        and right upon liquidation of the Corporation or
                      shall be separate and distinct from any other             of the series or upon dissolution of the
                      class of the series.  If any assets or liabilities        Corporation shall be determined conclusively by
                      which are not readily identifiable as assets or           the board in a manner that is consistent with Rule
                      liabilities of a particular series, then the board        18f-3 of the 1940 Act and any existing or future
                      of trustees, or an appropriate officer as                 amendment to that rule or any rule or
                      determined by the board of trustees, shall                interpretation under the 1940 Act that modifies,
                      allocate such assets or liabilities to, between or        is an authorized alternative to, or supersedes
                      among any one or more of the series in such manner        that rule.
                      and on such basis as the board of trustees, in its sole
                      discretion, deems fair and equitable. Each such allocation by or under the direction of the board of trustees shall
                      be conclusive and binding upon the shareholders of all
                      series for all purposes. Liabilities, debts, obligations,
                      costs, charges, reserves and expenses related to the
                      distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class may be charged to and borne solely by such class. The
                      bearing of expenses solely by a particular class of shares may be appropriately reflected in (in a manner determined
                      by the board of trustees), and may affect the net asset
                      value attributable to, and the dividend, redemption and
                      liquidation rights of, such class. Each allocation of
                      liabilities, debts, obligations, costs, charges, reserves
                      and expenses by or under the direction of the board of
                      trustees shall be conclusive and binding upon the
                      shareholders of all classes for all purposes.

                      DIVIDENDS AND DISTRIBUTIONS                               DIVIDENDS AND DISTRIBUTIONS
                      The Declaration provides that no dividend or              The Charter provides that the dividends and
                      distribution including, without limitation, any           distributions of investment income and capital
                      distribution paid upon dissolution of the Trust or        gains with respect to each class of a series shall
                      of any series, nor any redemption of, the shares          be in such amounts as may be declared from time to
                      of any series or class of such series shall be            time by the board, and such dividends and
                      effected by the Trust other than from the assets          distributions may vary with respect to that class
                      held with respect to such series, nor, except as          from the dividends and distributions of investment
                      specifically provided in the Declaration, shall           income and capital gains with respect to the other
                      any shareholder of any particular series otherwise        classes of such series to reflect differing
                      have any right or claim against the assets held           allocations of the expenses of the respective
                      with respect to any other series or the Trust             series among the classes, which may include,
                      generally except, in the case of a right or claim         without limitation, reductions for payment of fees
                      against the assets held with respect to any other         under any Rule 12b-1 plan adopted for and relating
                      series, to the extent that such shareholder has           to that class in accordance with the 1940 Act, and
                      such a right or claim under the Declaration as a          any resultant difference among the net asset value
                      shareholder of such other series.  The                    per share of the classes, to such extent and for
                      shareholders of the Trust or any series or class,         such purposes as the board may deem appropriate.
                      if any, shall be entitled to receive dividends and        The allocation of investment income and capital
                      distributions when, if and as declared by the             gains and expenses and liabilities of the series
                      board of trustees, provided that with respect to          among the classes shall be determined by the board
                      classes, such dividends and distributions shall           in a manner that is consistent with any multiple
                      comply with the 1940 Act.  The right of                   class plan adopted by the Corporation in
                      shareholders to receive dividends or other                accordance with Rule 18f-3 under the 1940 Act.
                      distributions on shares of any class may be set
                      forth in a plan adopted by the board of trustees          The By-Laws provide that dividends upon the
                      and amended from time to time pursuant to the 1940        capital stock of the Corporation, subject to the
                      Act.                                                      provisions of the Charter, may be declared by the
                                                                                board at any regular or special meeting, pursuant
                      No share shall have any priority or preference            to law.  Before payment of any dividend, there may
                      over any other share of the same series with              be set aside out of the net profits of the
                      respect to dividends or distributions paid in the         Corporation available for dividends such sum or
                      ordinary course of business or distributions upon         sums as the board from time to time in its
                      dissolution of the Trust or of such series made           absolute discretion thinks proper as a reserve
                      pursuant to the provisions of the Declaration;            fund to meet contingencies, or for equalizing
                      provided however, that if the shares of a series          dividends, or for repairing or maintaining any
                      are divided into classes, no share of a particular        property of the Corporation, or for such other
                      class shall have any priority or preference over          purpose as the board shall think conducive to the
                      any other share of the same class with respect to         interests of the Corporation, and the board may
                      dividends or distributions paid in the ordinary           modify or abolish any such reserve in the manner
                      course of business or distributions upon                  in which it was created.
                      dissolution of the Trust or of such series made
                      pursuant to the provisions of the Declaration.
                      All dividends and distributions shall be made ratably
                      among all shareholders of the Trust or a particular series from the property of the Trust held with respect to the
                      Trust or such series; provided however, that if the shares of a series are divided into classes, all dividends and
                      distributions from the property of the Trust held with
                      respect to such series shall be distributed to each class
                      of such series according to the net asset value computed
                      for such class and within such particular class, shall be
                      distributed ratably to the shareholders of such class.

                      Dividends may be paid in cash or in kind. Before payment of any dividend there may be set aside out of any funds of the Trust, or the applicable series, available for dividends such sum or sums as the board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or any series, or for such other lawful purpose as the board of trustees shall deem to be in the best interests of the Trust, or the applicable series, as the case may be, and the board of trustees may abolish any such reserve in the manner in which it was created.

AMENDMENTS TO         The Delaware Act provides broad flexibility as to the     Under Maryland Law, amendments to the charter must
GOVERNING             manner of amending and/or restating the                   generally be approved by the board and by the
DOCUMENTS             governing instrument of a DST. Amendments to the          affirmative vote of two-thirds of all votes
                      Declaration that do not change the information in         entitled to be cast (unless the charter requires
                      the DST's certificate of trust are not required to        amendment by a higher or lesser proportion of the
                      be filed with the Secretary of State.                     voting stock, but not less than a majority of the
                                                                                shares outstanding).

                      DECLARATION OF TRUST                                      CHARTER
                      The Declaration may be restated and/or amended at         The Charter provides that the Charter may be
                      any time by a written instrument signed by a              amended, altered, repealed, or added to upon the
                      majority of the board of trustees and, if required        vote of the holders of a majority of the shares
                      by the Declaration, the 1940 Act or any securities        outstanding and entitled to vote thereon.
                      exchange on which outstanding shares are listed
                      for trading, by approval of such amendment by the
                      shareholders, by the affirmative "vote of a
                      majority of the outstanding voting securities" (as
                      defined in the 1940 Act) of the Trust entitled to
                      vote at a shareholders' meeting at which a quorum
                      is present, subject to Article III, Section 6 of
                      the Declaration relating to voting by series and
                      classes.

                      BY-LAWS                                                   BY-LAWS
                                                                                Under Maryland Law, after the organizational
                                                                                meeting, the power to adopt, alter or repeal the
                                                                                by-laws is vested in the stockholdes, except to
                                                                                the extent that the charter or by-laws vest such
                                                                                such power in the board.

                      The By-Laws may be amended, restated or repealed          The By-Laws may be adopted, amended or repealed by
                      or new By-Laws may be adopted by the affirmative          "vote of the holders of a majority of the
                      vote of a majority of the outstanding shares              [Corporation's] stock" (as defined in the 1940
                      entitled to vote.  The By-Laws may also be                Act). Directors may adopt, amend or repeal By-Laws
                      amended, restated or repealed or new By-Laws may          (not inconsistent with any By-Law adopted, amended
                      be adopted by the board of trustees, by a vote of         or repealed by stockholders) by majority vote of
                      a majority of the trustees present at a meeting at        all of the directors in office, subject to
                      which a quorum is present.                                applicable law.

                      CERTIFICATE OF TRUST
                      Pursuant to the Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein.
                      Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Secretary of State in order to become effective.

PREEMPTIVE            Under the Delaware Act, a governing instrument may        Under Maryland Law, a stockholder does not have
RIGHTS AND            contain any provision relating to the rights, duties      preemptive rights unless the charter expressly
REDEMPTION OF         and obligations of the shareholders. Unless otherwise     grants such rights.
SHARES                provided in the governing instrument, a shareholder
                      shall have no preemptive right to subscribe to any
                      additional issue of shares or another interest in a
                      DST.

                      The Declaration provides that no shareholder shall        The Corporation does not provide stockholders with
                      have the preemptive or other right to subscribe           preemptive rights.
                      for new or additional shares or other securities
                      issued by the Trust or any series thereof.

                      Unless otherwise provided in the Trust's                  The Charter provides stockholders the right to
                      prospectus relating to the outstanding shares, as         require the Corporation to redeem outstanding
                      such prospectus may be amended from time to time,         shares offered by the stockholder upon the
                      the Trust shall purchase the outstanding shares           stockholder's compliance with procedures set forth
                      offered by any shareholder for redemption upon            in the Charter.  The Corporation shall pay the net
                      such shareholder's compliance with the procedures         asset value of such shares, less any redemption
                      set forth in the Declaration and/or such other            fee fixed by the board and payable to the
                      procedures as the board may authorize. The Trust          Corporation not exceeding 1% of the net asset
                      shall pay the net asset value for such outstanding        value of the shares redeemed. However, the board
                      shares, subject to certain reductions for fees and        may suspend stockholders' redemption rights when
                      sales charges, in accordance with the Declaration,        permitted or required to do so by the 1940 Act.
                      the By-Laws, the 1940 Act and other applicable            The Corporation may pay a redeeming stockholder in
                      law.  The Trust's payments for such outstanding           portfolio securities of the Corporation and/or
                      shares shall be made in cash, but may, at the             cash, as the board deems advisable, but
                      option of the board of trustees or an authorized          stockholders do not have the right to require that
                      officer, be made in kind or partially in cash and         the shares be redeemed in kind.  In addition, the
                      partially in kind.  In addition, at the option of         board may cause the Corporation to redeem the
                      the board of trustees, the Trust may, from time to        shares held in any account if the aggregate net
                      time, without the vote of the shareholders, but           asset value of such shares (taken at cost or
                      subject to the 1940 Act, redeem outstanding shares        value, as determined by the board) is less than
                      or authorize the closing of any shareholder               $500, or such lesser amount as the board may fix,
                      account, subject to such conditions as may be             upon notice to the stockholder, with such
                      established by the board of trustees.                     permission to increase the investment in question
                                                                                and upon such other terms and conditions as the
                                                                                board may determine, subject to the 1940 Act.


DISSOLUTION AND       The Trust shall be dissolved upon the first to occur of   See VOTING RIGHTS, MEETINGS, NOTICE, QUORUM,
TERMINATION           the following: (i) upon the vote of the                   RECORD DATES AND PROXIES - STOCKHOLDER VOTE for
EVENTS                holders of a majority of the outstanding shares of        the Maryland Law as to the stockholder vote
                      the Trust entitled to vote; (ii) at the discretion        required to voluntarily dissolve a corporation.
                      of the board of trustees at any time there are no
                      shares outstanding of the Trust; (iii) upon the           Depending on the grounds for involuntary
                      sale, conveyance and transfer of all of the assets        dissolution, under Maryland Law (i) stockholders
                      of the Trust to another entity; or (iv) upon the          entitled to cast at least 25% of all the votes
                      occurrence of a dissolution or termination event          entitled to be cast in the election of directors;
                      pursuant to any provision of the Delaware Act.            (ii) any stockholder entitled to vote in the
                                                                                election of directors; or (iii) any stockholder or
                      A particular series shall be dissolved upon the           creditor of the corporation, may petition a court
                      first to occur of the following:  (i) upon the            of equity to dissolve the corporation.
                      vote of the holders of a majority of the
                      outstanding shares of that series entitled to
                      vote; (ii) at the discretion of the board of
                      trustees at any time there are no shares
                      outstanding of that series; or (iii) upon any
                      event that causes the dissolution of the Trust.

                      A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

LIQUIDATION UPON      Under the Delaware Act, a DST that has dissolved          Under Maryland Law, a corporation that has
DISSOLUTION OR        shall first pay or make reasonable provision to pay       voluntarily dissolved shall pay, satisfy and
TERMINATION           all known claims and obligations, including  those        discharge the existing debts and obligations of
                      that are contingent, conditional and  unmatured,          the corporation, including necessary expenses of
                      and all known claims and obligations for which the        liquidation, before distributing the remaining
                      claimant is unknown. Any remaining assets shall be        assets to the stockholders.
                      distributed to the shareholders or as otherwise
                      provided in the governing instrument.

                      Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                      The Declaration provides that any remaining assets of the dissolved Trust and/or each series thereof (or the particular dissolved series, as the case may be) shall be distributed to the shareholders of the Trust and/or each series thereof (or the particular dissolved series, as the case may be) ratably according to the number of outstanding shares of the Trust and/or such series thereof
                      (or the particular dissolved series, as the case may be) held of record by the several shareholders on the date for such dissolution distribution; provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class according to the number of outstanding shares of such class held of record by the several shareholders on the date for such dissolution distribution.

VOTING RIGHTS,        Under the Delaware Act, the governing instrument
MEETINGS, NOTICE,     may set forth any provision relating to trustee
QUORUM, RECORD        and shareholder voting rights, including the
DATES AND             withholding of such rights from certain trustees
PROXIES               or shareholders. If voting rights are granted, the
                      governing instrument may contain any provision relating to meetings, notice requirements, written consents, record
                      dates, quorum requirements, voting by proxy and any other
                      matter pertaining to the exercise of voting rights. The
                      governing instrument may also provide for the
                      establishment of record dates for allocations and
                      distributions by the DST.

                      ONE VOTE PER SHARE                                        ONE VOTE PER SHARE
                                                                                Under Maryland Law, unless a corporation's charter
                                                                                provides for a greater or lesser number of votes
                                                                                per share, or limits or denies voting rights, each
                                                                                outstanding share of stock is entitled to one vote
                                                                                on each mattersubmitted to a vote at a meeting of
                                                                                stockholders. A corporation may issue fractional
                                                                                shares of stock.


                      Subject to Article III, Section 6 of the  Declaration     The Charter provides that each outstanding share
                      relating to voting by series and classes, the             of stock is entitled to one vote and each
                      Declaration provides that each outstanding share is       outstanding fractional share of stock is entitled
                      entitled  to one vote and each outstanding fractional     to a fractional vote, subject to Maryland Law and
                      share is entitled to a fractional vote.                   1940 Act requirements regarding voting by class.

                      VOTING BY SERIES OR CLASS
                      In addition, the Declaration provides that all outstanding shares of the Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, PROVIDED THAT: (1) where the 1940
                      Act requires all outstanding shares of the Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust's outstanding shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

                      SHAREHOLDERS' MEETINGS                                    STOCKHOLDERS' MEETINGS
                      The Delaware Act does not mandate annual                  Under Maryland Law, every corporation must hold an
                      shareholders' meetings.                                   annual stockholders' meeting to elect directors
                                                                                and transact other business, except that the
                                                                                charter or by-laws of a corporation registerd under
                                                                                the 1940 Act may provide that an annual meeting is
                                                                                not required in any year in which the election of
                                                                                directors is not required by the 1940 Act. Maryland
                                                                                Law authorizes, and permits the charter and by-
                                                                                laws to authorize certain persons to call special
                                                                                meetings of stockholders.

                      The By-Laws authorize the calling of a                    The By-Laws require the Corporation to hold an
                      shareholders' meeting: (i) when deemed necessary          annual meeting of stockholders in any year in
                      or desirable by the board of trustees; or (ii) to         which the election of directors is required by the
                      the extent permitted by the 1940 Act, by the              1940 Act.  Otherwise, the board is authorized to
                      chairperson of the board, or at the request of            hold annual meetings of stockholders for the
                      holders of 10% of the outstanding shares if such          election of directors and the transaction of other
                      shareholders pay the reasonably estimated cost of         business as it may determine. The By-Laws also
                      preparing and mailing the notice thereof, for the         authorize the calling of a special meeting, unless
                      purpose of electing trustees. However, no meeting         otherwise "prescribed" by statute or the Charter,
                      may be called at the request of shareholders to           by the board or the president, and shall be called
                      consider any matter that is substantially the same        by the president or the secretary upon the written
                      as a matter voted upon at a shareholders' meeting         request of a majority of the directors or at the
                      held during the preceding twelve (12) months,             written request of stockholders owning 10% "in
                      unless requested by holders of a majority of all          amount of the entire capital stock" of the
                      outstanding shares entitled to vote at such               Corporation then issued and outstanding, if the
                      meeting.                                                  stockholders requesting such meeting pay the
                                                                                reasonably estimated cost of preparing and mailing
                                                                                the notice, thereof. However, no special meeting
                                                                                will be called at the request of stockholders to
                                                                                consider any matter that is substantially the same
                                                                                as a matter voted upon at a stockholdes' special
                                                                                meeting held during the preceding 12 months, unless
                                                                                requested by holders of a majority of all out-
                                                                                standing shares entitled to vote at such meeting.

                      RECORD DATES                                              RECORD DATES
                      As set forth above, the Delaware Act authorizes the       Under Maryland Law, unless the by-laws otherwise
                      governing instrument of a DST to set forth any            provide, the board may set a record date, which
                      provision relating to record dates.                       date must be set within the parameters outlined by
                                                                                the Maryland statue, for determining stockholders
                                                                                entitled to notice of a meeting, vote at at
                                                                                meeting, receive dividends or be alloted other
                                                                                rights.

                      In order to determine the shareholders entitled to        In order to determine the stockholders entitled to
                      notice of, and to vote at, a shareholders'                notice of, and to vote at, a stockholders'
                      meeting, the Declaration authorizes the board of          meeting, the By-Laws authorize the board of
                      trustees to fix a record date. The record date may        directors to fix a record date not less than ten
                      not precede the date on which it is fixed by the          (10) nor more than ninety (90) days prior to the
                      board and it may not be more than one hundred and         date of the meeting or prior to the last day on
                      twenty (120) days nor less than ten (10) days             which the consent or dissent of stockholders may
                      before the date of the shareholders' meeting. The         be effectively expressed for any purpose without a
                      By-Laws provide that notice of a shareholders'            meeting. If the board does not fix a record date,
                      meeting shall be given to shareholders entitled to        record date shall be the later of the close of
                      the vote at such meeting not less than ten (10) nor       business on the day on which notice of the meeting
                      more than one hundred and twenty (120) days before        the date of is mailed or the 30th day before the
                      the meeting.                                              meeting, except if all stockholders waive notice,
                                                                                the record date is the close of business on the 10th
                      To determine the shareholders entitled to vote on any     day next preceding the day the meeting is held.
                      action without a meeting, the Declaration authorizes the
                      board of trustees to fix a record date. The record date
                      may not precede the date on which it is fixed by the board nor may it be more than thirty (30) days after the date on which it is fixed by the board.

                      Pursuant to the Declaration, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

                      To determine the shareholders of the Trust or any         To determine the stockholders entitled to a
                      series or class thereof entitled to a dividend or         dividend, any other distribution, or delivery of
                      any other distribution of assets of the Trust or          evidences of rights or interests from the
                      any series or class thereof, the Declaration              Corporation, the By-Laws authorize the board to
                      authorizes the board of trustees to fix a record          fix a record date not exceeding ninety (90) days
                      date. The record date may not precede the date on         preceding the date fixed for the payment of the
                      which it is fixed by the board nor may it be more         dividend or distribution or delivery of the
                      than sixty (60) days before the date such dividend        evidences.
                      or distribution is to be paid.  The board may set
                      different record dates for different series or
                      classes.

                      QUORUM FOR SHAREHOLDERS' MEETING                          QUORUM FOR STOCKHOLDERS' MEETING
                                                                                Under Maryland Law, unless the charter or Maryland
                                                                                Law provides otherwise, in order to constitute a
                                                                                quorum for a meeting, there must be present in
                                                                                person or by proxy, stockholders entitled to cast
                                                                                a majority of all the votes entitled to be cast at
                                                                                the meeting.

                      To transact business at a shareholders' meeting,          To transact business at a meeting, the By-Laws
                      the Declaration provides that forty percent (40%)         provide that a majority of the outstanding shares
                      of the outstanding shares entitled to vote at the         entitled to vote, which are present in person or
                      meeting, which are present in person or represented by    represented by proxy, shall constitute a quorum at
                      proxy, shall constitute a quorum at such meeting,         a stockholders' meeting.
                      except when a larger quorum is required by the
                      Declaration, the By-Laws, applicable law or any
                      securities exchange on which such shares are listed for
                      trading, in which case such quorum shall comply with
                      such requirements. When a separate vote by one or more
                      series or classes is required, forty percent (40%) of
                      the outstanding shares of each such series or class
                      entitled to vote at a shareholders' meeting of
                      such series or class, which are present in person
                      or represented by proxy, shall constitute a quorum
                      at such series or class meeting, except when a
                      larger quorum is required by the Declaration, the
                      By-Laws, applicable law or the requirements of any
                      securities exchange on which outstanding shares of
                      such series or class are listed for trading, in
                      which case such quorum shall comply with such
                      requirements.

                      SHAREHOLDER VOTE                                          STOCKHOLDER VOTE
                                                                                Under Maryland Law, for most stockholder actions,
                                                                                unless the charter or Maryland Law provides
                                                                                otherwise, a majority of all votes cast at a
                                                                                meeting at whicha quorum is present is required to
                                                                                approve any matter. Actions such as (i) amendments
                                                                                to the corporation's charter, (ii) mergers, (iii)
                                                                                consolidations, (iv) statutory share exchanges, (v)
                                                                                transfers of assets and (vi) dissolutions require
                                                                                the affirmative vote of two-thirds of all votes
                                                                                entitled to be cast on the matter unless the
                                                                                charter provides for a lesser proportion which may
                                                                                not be less than a majority of all votes entitled
                                                                                to be cast on the matter. Unless the charter or
                                                                                by-laws require a greater vote, a plurality of all
                                                                                votes cast at a meeting at which a quorum is
                                                                                present is required to elect a director.

                      The Declaration provides that, subject to any
                      provision of the Declaration, the By-Laws, the            ELECTION OF DIRECTORS.  Under the By-Laws, at a
                      1940 Act or other applicable law that requires a          stockholders' meeting at which a quorum is
                      different vote: (i) in all matters other than the         present, a majority of the votes cast shall be
                      election of trustees, the affirmative "vote of a          required to fill any vacancy on the board, unless
                      majority of the outstanding voting securities" (as        express provisions of applicable statutes, of the
                      defined in the 1940 Act) of the Trust entitled to         Charter or of the By-Laws require a different
                      vote at a shareholders' meeting at which a quorum         vote.  As described in VACANCIES ON BOARD OF
                      is present, shall be the act of the shareholders;         TRUSTEES/DIRECTORS below, the By-Laws provide for
                      and (ii) trustees shall be elected by a plurality         a different vote to fill vacancies after
                      of the votes cast of the holders of outstanding           shareholders have voted to increase the number of
                      shares entitled to vote present in person or              directors or to remove a director.
                      represented by proxy at a shareholders' meeting at
                      which a quorum is present.  Pursuant to the               OTHER MATTERS FOR WHICH THE VOTE IS NOT EXPRESSLY
                      Declaration, where a separate vote by series and,         DESIGNATED OTHERWISE.  For all other matters,
                      if applicable, by classes is required, the                other than any specific matter for which the
                      preceding sentence shall apply to such separate           Charter or By-Laws expressly provides for a
                      votes by series and classes.                              different vote, the affirmative vote of the
                                                                                holders of a majority of the shares cast, at a
                                                                                ostockholders' meeting at which a quorum is present,
                                                                                shall be the act of the stockholders.

                      SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS Pursuant to the
                      Declaration, the board of trustees, by vote of a majority of the trustees, may cause the merger, consolidation, conversion, share exchange or reorganization of the Trust, or the conversion, share exchange or reorganization of any series of the Trust, without the vote of the shareholders of the Trust or such series, as applicable, unless such vote is required by the 1940 Act; provided however, that the board of trustees shall provide 30 days' prior written notice to the shareholders of the Trust or such series, as applicable, of such merger, consolidation, conversion, share exchange or reorganization.

                      If permitted by the 1940 Act, the board of trustees, by vote of a majority of the trustees, and without a shareholder vote, may cause the Trust to convert to a master feeder structure and thereby cause series of the Trust to either become feeders into a master fund, or to become master funds into which other funds are feeders.

                      CUMULATIVE VOTING                                         CUMULATIVE VOTING
                                                                                Maryland Law provides that the charter may
                                                                                authorize cumulative voting for the election of
                                                                                the directors and if the charter does not so
                                                                                provide, then the stockholders are not entitled to
                                                                                cumulative voting rights.

                      The Declaration provides that shareholders are not        The Charter and By-Laws do not have any provisions
                      entitled to cumulate their votes on any matter.           as to whether stockholders are entitled to
                                                                                cumulate their votes on any matter and consequently,
                                                                                the stockholders are not entitled to cumulate
                                                                                their votes on any matter.

                      PROXIES                                                   PROXIES
                      Under the Delaware Act, unless otherwise provided in      Under Maryland Law, a stockholder may sign a
                      the governing instrument of a DST, on any matter that     writing authorizing another person to act as a
                      is to be voted on by the trustees or the shareholders,    proxy or may transmit such authorization by
                      the trustees or shareholders (as applicable) may vote     telegram, cablegram, datagram, electronic mail, or
                      in person or by proxy and such proxy may be granted in     any other electronic or telephonic means.
                      writing, by means of "electronic transmission" (as
                      defined in the Delaware Act) or as otherwise permitted
                      by applicable law. Under the Delaware Act, the term
                      "electronic transmission" is  defined as any form of
                      communication not directly involving the physical
                      transmission of paper that creates a record that may
                      be retained, retrieved and reviewed by a recipient
                      thereof and that may be directly reproduced in paper
                      form by such a recipient through an automated process.

                      The By-Laws permit a shareholder to authorize another     The By-Laws require a proxy to be executed in
                      person to act as proxy by the following methods:          writing by the stockholder or by a duly authorized
                      execution of a written instrument or by "electronic       attorney-in-fact. Unless a proxy provides otherwise,
                      transmission" (as defined in the Delaware Act),           it is not valid more than 11 months after its date.
                      telephonic, computerized, telecommunications or another   A proxy is revocable by the person executing it or
                      reasonable alternative to the execution of a written      by his or her personal representatives or assigns.
                      instrument. Unless a proxy provides otherwise, it is      A proxy with respect to stock held in the name of
                      not valid more than 11 months after its date. In          two or more persons will be valid if executed by
                      addition, the By-Laws provide that the revocability of    one of them, unless before it is exercised the
                      a proxy that states on its face that it is irrevocable    Corporation receives specific written notice to the
                      shall be governed by the provisions of the general        contrary from any one of them. A proxy purporting
                      corporation law of the State of Delaware.                 to beexecuted by or on behalf of a stockholder
                                                                                shall be deemedvalid unless it is challenged before
                                                                                it is exercised.

                      ACTION BY WRITTEN CONSENT                                 ACTION BY WRITTEN CONSENT
                      Under the Delaware Act, unless otherwise provided         Maryland Law provides that any action required or
                      in the governing instrument of a DST, on any              permitted to be taken at a stockholders' meeting
                      matter that is to be voted on by the trustees or          may be taken without a meeting, if a unanimous
                      the shareholders, such action may be taken without        written consent is signed by each stockholder
                      a meeting, without prior notice and without a vote        entitled to vote on the matter.
                      if a written consent(s), setting forth the action
                      taken, is signed by the trustees or shareholders
                      (as applicable) having the minimum number of votes
                      that would be necessary to take such action at a
                      meeting at which all trustees or interests in the
                      DST (as applicable) entitled to vote on such
                      action were present and voted.  Unless otherwise
                      provided in the governing instrument, a consent
                      transmitted by "electronic transmission" (as
                      defined in the Delaware Act) by a trustee or
                      shareholder (as applicable) or by a person
                      authorized to act for a trustee or shareholder (as
                      applicable) will be deemed to be written and
                      signed for this purpose.

                      SHAREHOLDERS.  The Declaration authorizes                 STOCKHOLDERS.  The By-Laws provide that any action
                      shareholders to take action without a meeting and         to be taken by stockholders may be taken without a
                      without prior notice if written consents setting          meeting if: (1) all stockholders entitled to vote
                      forth the action taken are signed by the holders          on the matter consent to the action in writing;
                      of all outstanding shares entitled to vote on that        (2) all stockholders entitled to notice of the
                      action.  A consent transmitted by "electronic             meeting but not entitled to vote at it sign a
                      transmission" (as defined in the Delaware Act) by         written waiver of any right to dissent; and (3)
                      a shareholder or by a person(s) authorized to act         the consents and waivers are filed with the
                      for a shareholder shall be deemed to be written           records.
                      and signed for purposes of this provision.

                      BOARD OF TRUSTEES.  The Declaration also authorizes       BOARD OF DIRECTORS.  The By-Laws also provide
                      the  board of trustees or any committee of the board      that, except as otherwise required by statute, the
                      of trustees to take action without a meeting and          board or any committee of the board may act by
                      without prior written notice if written consents          written consent signed by all the members of the
                      setting forth the action taken are executed by            board or committee, respectively, if the consent
                      trustees having the number of votes necessary to take     is filed with the records of the meeting.
                      that action at a meeting at which the entire board
                      of trustees or any committee thereof, as applicable, is
                      present and voting. A consent transmitted by "electronic
                      transmission" (as defined in the Delaware Act) by
                      a trustee shall be deemed to be written and signed
                      for purposes of this provision.

REMOVAL OF            The governing instrument of a DST may contain any         Under Maryland Law, unless otherwise provided in
TRUSTEES/             provision relating to the removal of trustees;            the charter, a director may generally be removed
DIRECTORS             provided however, that there shall at all times be        with or without cause by the vote of a majority of
                      at least one trustee of the DST.                          all the votes entitled to be cast generally for
                                                                                the electionof directors unless (i) such director
                                                                                is elected by a certain class or series, (ii) the
                                                                                charter provides for cumultive voting or (iii) the
                                                                                board is classified.

                      Under the Declaration, any trustee may be removed,        Under the By-Laws, stockholders may remove a
                      with or without cause, by the board of trustees, by       director with or without cause at a meeting of
                      action of a majority of the trustees. Shareholders        stockholders duly called and at which a quorum is
                      shall have the power to  remove a trustee only to the     present, by the affirmative vote of the holders of
                      extent provided by the 1940 Act.                          a majority of the votes entitled to be cast
                                                                                thereon, and may elect a successor or successors
                                                                                to fill any resulting vacancies for the unexpired
                                                                                terms of the removed director. A stockholders'
                                                                                meeting shall be called for such purpose by the
                                                                                board if requiested in writing by holders of not
                                                                                less than 10% of outstanding shares of the
                                                                                Corporation.

VACANCIES ON BOARD    Subject to the 1940 Act, vacancies on the board of        Under Maryland Law, stockholders may elect persons
OF TRUSTEES/          trustees may be filled by a majority vote of the          to fill vacancies that result from the removal of
DIRECTORS             trustee(s) then in office, regardless of the number       directors. Unless the charter or by-laws provide
                      and even if less than a quorum. However, a share-         otherwise, a majority of the directors in office,
                      holders' meeting shall be called to elect trustees if     whether or not comprising a quorum, may fill
                      required by the 1940 Act.                                 vacancies that result from any cause except an
                                                                                increase in the number of directors. A majority of
                                                                                the entire board of directors may fill vacancies
                                                                                that result from an increase in the number of
                                                                                directors.

                      In the event all trustee offices become vacant, the       Under the By-Laws, directors may increase or
                      investment adviser shall serve as the sole remaining      decrease their number; if the number is increased,
                      trustee, subject to the provisions of the 1940 Act,       the added directors may be elected by a majority
                      and shall, as soon as practicable, fill all of the        of directors in office. For other vacancies, the
                      vacancies on the board. Thereupon, the investment         directors then in office (though less than quorum)
                      adviser shall resign as trustee and a shareholders'       shall continue to act and may by majority vote
                      meeting shall be  called to elect trustees.               fill any vacancy until the next meeting of stock-
                                                                                holders, subject to the 1940 Act.

                                                                                The number of directors may also be increased or
                                                                                decreased by vote of stockholders at any meeting
                                                                                called for the purpose and if the vote is to
                                                                                increase the number, stockholders will vote by
                                                                                plurality to elect the directors to fill the new
                                                                                vacancies as wekk as any then existing vacancies.
                                                                                The By-Laws further provide that "[a]ny vacancy
                                                                                may be filled by the [s]tockholders at any meeting
                                                                                thereof."

LIMITATION ON         The Delaware Act explicitly authorizes limitation         Effective June 1, 2003, Maryland Law recognized
INTERSERIES           on interseries liability so that the debts, liabilities,  that a Maryland corporation organized as aa series
LIABILITY             obligations and expenses incurred,                        investment company, could provide by charter
                      contracted for or otherwise existing with respect         that:  (1) the debts, liabilities, obligations and
                      to a particular series of a multiple series DST           expenses incurred, contracted for, or otherwise
                      will be enforceable only against the assets of            existing with respect to a particular class or
                      such series, and not against the general assets of        series are enforceable against the assets
                      the DST or any other series, and, unless otherwise        associated with that class or series only, and not
                      provided in the governing instrument of the DST,          against the assets of the corporation generally or
                      none of the debts, liabilities, obligations and           any other class or series of stock; and (2) the
                      expenses incurred, contracted for or otherwise            debts, liabilities, obligations and expenses
                      existing with respect to the DST generally or any         incurred, contracted for, or otherwise existing
                      other series thereof will be enforceable against          with respect to the corporation generally or
                      the assets of such series.  This protection will          associated with any other class or series are not
                      be afforded if:   (i) the DST separately maintains        enforceable against the assets associated with
                      the records and the assets of such series; (ii)           that class or series.
                      notice of the limitation on liabilities of the
                      series is set forth in the certificate of trust;
                      and (iii) the governing instrument so provides.

                      The Declaration and certificate of trust of the Trust provide for limitation on interseries liability.

SHAREHOLDER           Under the Delaware Act, except to the extent otherwise    The stockholders of a corporation are not liable
LIABILITY             proivded in the governing instruments of a DST, share-    for the obiligations of the corporation.
                      holders of a DST are entitled to the same limitation
                      of personal liability extended to shareholders of a
                      private corporation organized for profit under the
                      General Corporation Law of the State of Delaware (such
                      shareholders are generally not liable for the obliga-
                      ions of the corporation).

                      Under the Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's cust-odian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

TRUSTEE/DIRECTOR/     Subject to the provisions in the governing instrument,    Maryland Law requires a director to perform his or
AGENT LIABILITY       the Delaware Act provides that a trustee or any other     her duties in good faith, in a manner he or she
                      person managing the DST, when acting in such capacity,    reasonably believes to be in the best interests of
                      will not be personally liable to any person other than    the corporation and with the care that an
                      the DST or a shareholder of the DST for any act,          ordinarily prudent person in a like position would
                      omission or use under obligation of the DST or any        similar circumstances. A director who performs his
                      trustee. To the extent that at law or in equity, a        or her duties in accordance with this standard
                      trustee has duties (including fiduciary duties) and       has no liability to the corporation, its stock-
                      liabilities to the DST and its shareholders, such         holders or to third persons by reason of being
                      duties and liabilities may be expanded or restricted      or having been a director. A corporation may
                      by the governing instrument.                              include in its charter a provision expanding or
                                                                                limiting the liability of its directors and officers
                                                                                for money damanges to the corporation or its
                                                                                stockholders, provided however, that liability may
                                                                                not be limited to the extent the person has
                                                                                received an improper benefit or profit in money,
                                                                                property or services or where such person has been
                                                                                actively and deliberately dishonest.

                      The Declaration provides that any person who is or         The Charter provides that no director or officer
                      was a trustee, officer, employee or other agent of        shall be personally liable to the Corporation or
                      the Trust or is or was serving at the request of          its stockholders for monetary damages except: (i)
                      the Trust as a trustee, director, officer,                a director or officer is liable for the amount of
                      employee or other agent of another corporation,           any improper benefit or profit he or she receives;
                      partnership, joint venture, trust or other                and (ii) where a judgment or other final
                      enterprise (an "Agent") will be liable to the             adjudication adverse to the director or officer is
                      Trust and to any shareholder solely for such              entered in a proceeding based on a finding that
                      Agent's own willful misfeasance, bad faith, gross         such person's action, or failure to act, was the
                      negligence or reckless disregard of the duties            result of active and deliberate dishonesty and was
                      involved in the conduct of such Agent (such               material to the cause of action adjudicated in the
                      conduct referred to as "Disqualifying Conduct").          proceeding.  The Charter further provides that no
                      Subject to the preceding sentence, Agents will not        director, officer or other agent of the
                      be liable for any act or omission of any other            Corporation ("Corporate Agent") will be protected
                      Agent or any investment adviser or principal              from liability to the Corporation or its
                      underwriter of the Trust. No Agent, when acting in        stockholders arising from such Corporate Agent's
                      such capacity, shall be personally liable to any          Disqualifying Conduct.
                      person (other than the Trust or its shareholders as
                      described above) for any act, ommission or obligation
                      of the Trust or any trustee.


INDEMNIFICATION       Subject to such standards and restrictions                Unless limited by its charter, Maryland Law
                      contained in the governing instrument of a DST,  the      requires a corporation to indemnify a director who
                      Delaware Act authorizes a DST to indemnify and            has been successful, on the elements or otherwise,
                      hold harmless any trustee, shareholder or other           in the defense of any proceeding to which such
                      person from and against any and all claims and            person was a party because of such person's service
                      demands.                                                  in such capacity, against reasonable expenses
                                                                                incurred in connection with the proceeding.

                                                                                Maryland Law permits a corporation to indemnify a
                                                                                director, officer, employee or agent who as a
                                                                                party or threatened to be a party, by reason of
                                                                                service in that capacity, to any threatened,
                                                                                pending or completed action, sut or proceeding,
                                                                                against judgments, penalties, fines, settlements
                                                                                and reasonable expenses unless it is established
                                                                                that: (i) the act or ommission of such person was
                                                                                material to the matter giiving rise to the pro-
                                                                               ceeding, and was committed in bad faith or was the
                                                                                result of active and deliberate dishonesty; (ii)
                                                                                such person actually received an improper personal
                                                                                benefit; or (iii) such person had reasonable cause
                                                                                to believe that the act or omission was unlawful.
                                                                                However, if the proceeding is a derivative suit or
                                                                                was brought by the corporation, the corporation may
                                                                                not indemnify a person who has been adjudged to be
                                                                                liable to the corporation. Corporations are
                                                                                authorized to advance payment of reasonable
                                                                                expenses upon compliance with certain requirements.

                      Pursuant to the Declaration, the Trust will               Pursuant to the Charter, the Corporation will
                      indemnify any Agent who was or is a party or is           indemnify any person who is or was a Corporate
                      threatened to be made a party to any proceeding by        Agent in any threatened, pending or completed
                      reason of such Agent's capacity, against                  civil, criminal, administrative or investigative
                      attorneys' fees and other certain expenses,               action, suit or proceeding (other than an action
                      judgments, fines, settlements and other amounts           by or in the right of the Corporation) against
                      incurred in connection with such proceeding if            expenses (including attorneys' fees), judgments,
                      such Agent acted in good faith or in the case of a        fines and amounts paid in settlement reasonably
                      criminal proceeding, had no reasonable cause to           incurred by such person if he or she: (i) acted in
                      believe such Agent's conduct was unlawful.                good faith; (ii) in a manner reasonably believed
                      However, there is no right to indemnification for         to be in or not opposed to the best interests of
                      any liability arising from the Agent's                    the Corporation; and, (iii) with respect to any
                      Disqualifying Conduct. As to any matter for which         criminal action or proceeding, had no reasonable
                      such Agent is found to be liable in the                   cause to believe the conduct was unlawful.  The
                      performance of such Agent's duty to the Trust or          termination of any action, suit or proceeding by
                      its shareholders, indemnification will be made            judgment, order, settlement, conviction, or upon a
                      only to the extent that the court in which that           plea of nolo contendere or its equivalent, will
                      action was brought determines that in view of all         not, of itself, create a presumption that any
                      the circumstances of the case, the Agent was not          person did not act in the above manner.
                      liable by reason of such Agent's Disqualifying
                      Conduct.  Note that the Securities Act of 1933, as        In addition, the Charter provides that the
                      amended (the "1933 Act"), in the opinion of the           Corporation will indemnify any person who is or
                      U.S. Securities and Exchange Commission ("SEC"),          was a Corporate Agent in any threatened, pending
                      and the 1940 Act also limit the ability of the            or completed action or suit by or in the right of
                      Trust to indemnify an Agent.                              the Corporation to procure a judgment in its favor
                                                                                against expenses (including attorneys' fees)
                      Expenses incurred by an Agent in defending any            reasonably incurred by such person in connection
                      proceeding may be advanced by the Trust before the        with the defense or settlement of such action or
                      final disposition of the proceeding on receipt of         suit if he or she: (i) acted in good faith; and
                      an undertaking by or on behalf of the Agent to            (ii) in a manner reasonably believed to be in or
                      repay the amount of the advance if it is ultimately       not opposed to the best interests of the
                      determined that the Agent is not entitled to              Corporation. However, no Corporate Agent will be
                      indemnification by the Trust.                             indemnified under this provision where such person
                                                                                has been adjudged to be liable for negligence or
                                                                                misconduct in the performance of his or her duty to
                                                                                the Corporation, unless: (i) the court determines
                                                                                that, despite the adjudication of liability but in
                                                                                dview of all the circumstances of the cae, such
                                                                                person is fairly and reasonably entitled to
                                                                                indemnity for such expenses; and (ii) such
                                                                                Corporate Agent is not found to be grossly
                                                                                negligent in the performance of his or her duty to
                                                                                the Corporation and/or adjudged tobe liable by
                                                                                reason of his or her willful misconduct.

                                                                                Unless ordered by a court, the Corporation will
                                                                                indemnify a Corporate Agent only if based upon
                                                                                the opinion of independent legal counsel it is
                                                                                determined that indemnification of the Corporate
                                                                                Agent is proper in the circumstances. However, no
                                                                                Corporate Agent will be protected from liability
                                                                                to the Corporation or its stockholders arising
                                                                                from such Corporate Agent's Disqualifying Conduct.
                                                                                Note that the 1933 Act, in the opinion of the SEC,
                                                                                and the 1940 Act also limit the ability of the
                                                                                Corporation to indemnify Corporate Agents.

                                                                                The Charter permits the Corporation to pay
                                                                                expenses incurred in defending a civil or criminal
                                                                                action, suit or proceeding in advance of the final
                                                                                disposition as authorized by the board of directors
                                                                                provided that: (i) advances are limited to amounts
                                                                                used for the preparation or presentation of a
                                                                                defense; (ii) advances are accompanied by a
                                                                                written promise by, or on behalf of, the person
                                                                                in  question to repay that amount of the advance
                                                                                which exceeds the amount which it is ultimately
                                                                                determined that he or she is entitled to receive
                                                                                from the Corporation by reason of indemnification;
                                                                                (iii) such promise is secured by a surety bond or
                                                                                other suitable insurance; and (iv) such surety bond
                                                                                or other insurance is paid for by the person in
                                                                                question.

                                                                                The By-Laws provide that the Corporation will
                                                                                indemnify its: (i) directors to the fullest extent
                                                                                that indemnification of directors is permitted by
                                                                                Maryland Law; (ii) officers to the same extent as
                                                                                its directors and to such further extent as is
                                                                                consistent with law; and (iii) directors and
                                                                                officers who, while serving as directors or officers
                                                                                also serve at the request of the Corporation as a
                                                                                director, officer, partner, trustee, employee
                                                                                agent or fiduciary of another corporation, part-
                                                                                nership, joint venture, trsut, other enterprise or
                                                                                employee benefit plan to the fullest extent con-
                                                                                sistent with law. This indemnification (and other
                                                                                wrights) provided by the By-Laws will continue as
                                                                                to persons who have ceased to be a director, or
                                                                                officer, and will inure to the benefit of the heirs,
                                                                                executors and adminsitrators of such perons, but
                                                                                such persons will not be protected against any
                                                                                liability to the Corporation or its stockholders
                                                                                arising from his or her Disqualifying Conduct. The
                                                                                Corporation may indemnify and advance reasonable
                                                                                expenses its employees and agents who are not its
                                                                                employees and agents who are not officers or
                                                                                directors of the Corporation as may  be provided
                                                                                by the board of directors or by contract, subject
                                                                                to any limitations imposed by the 1940 Act. The
                                                                                By-Laws permit the board of directors to make such
                                                                                additional provisions for the indemnification and
                                                                                advancement of expenses to directors, officers,
                                                                                employees and agents, as are consistent with the
                                                                                law. The indemnification provided by the By-Laws
                                                                                is not exclusive of any other right, with respect
                                                                                to indemnification or otherwise, to which those
                                                                                seeking indemnification may be entitled under any
                                                                                insurance or other agreement or resolution of
                                                                                stockholders or disinterested directors or
                                                                                otherwise.

INSURANCE             The Delaware Act is silent as to the right of a           Under Maryland Law, a corporation may purchase
                      DST to purchase insurance on behalf of its                insurance on behalf of any person who is or was a
                      trustees or other persons.                                director, officer, employee or agent against any
                                                                                liability asserted against and incurred by such
                                                                                person in any such capacity whether or not the
                                                                                corporation would have the power to indemnify such
                                                                                person against such liabiblity.

                      However, as the policy of the Delaware Act is to          The Charter authorizes the Corporation to purchase
                      give maximum effect to the principle of freedom of        and maintain insurance on behalf of any Corporate
                      contract and to the enforceability of governing           Agent against any liability asserted against such
                      instruments, the Declaration authorizes the board         person and incurred by such person in any such
                      of trustees, to the fullest extent permitted by           capacity arising out of his or her status as
                      applicable law, to purchase with Trust assets,            such.  However, in no event will the Corporation
                      insurance for liability and for all expenses of an        purchase insurance to indemnify any Corporate
                      Agent in connection with any proceeding in which          Agent for any act for which the Corporation itself
                      such Agent becomes involved by virtue of such             is not permitted to indemnify him or her.
                      Agent's actions, or omissions to act, in its
                      capacity or former capacity with the Trust,               The By-Laws authorize the Corporation to purchase
                      whether or not the Trust would have the power to          insurance on behalf of any person who is or was a
                      indemnify such Agent against such liability.              director, officer, employee or agent or who, while
                                                                                a director, officer, employee or agent of the
                                                                                Company, is or was serving at the request of the
                                                                                Company as a director, officer, partner, trustee,
                                                                                employee, or agent of another foreign or domestic
                                                                                corporation, partnership, joint venture, trust,
                                                                                other enterprise, or employee benefit plan against
                                                                                eany liability asserted against and incurred by
                                                                                such person in any such capacity. However, no
                                                                                insurance may be purchased which would indemnify
                                                                                any director or officer against any liability to
                                                                                the Corporation or its stockholders arising from
                                                                                such person's Disqualifying Conduct.

SHAREHOLDER RIGHT     Under the Delaware Act, except to the extent              Under Maryland Law, a stockholder may inspect,
OF INSPECTION         otherwise provided in the governing instrument and        during usual business hours, the corporation's
                      subject to reasonable standards established by the        by-laws, stockholder proceeding minutes, annual
                      trustees, each shareholder has the right, upon            statements of affairs and voting trust agreements.
                      reasonable demand for any purpose reasonably related      In addition, stockholders who have individually or
                      to the shareholder's interest as a shareholder, to        together been holders of at least 5% of the
                      obtain from the DST certain information regarding         outstanding stock of any class for at least 6
                      the governance and affairs the DST.                       months, may inspect and copy the corporation's of
                                                                                books of account, its stock ledger and its state-
                                                                                ment of affairs.

                      To the extent permitted by Delaware law and the By-Laws,  The Charter grants stockholders inspection rights
                      a shareholder, upon reasonable written demand to the      only to the extent provided by Maryland Law. Such
                      Trust for any purpose reasonably related to such          rights are subject to reasonable regulations of
                      shareholder's interest as a  shareholder, may inspect     the board of directors not contrary to Maryland
                      certain information as to the governance and affairs      Law.
                      of the Trust during regular business hours. However,
                      reasonable standards governing, without limitation, the
                      information and documents to be furnished and the time
                      and location of furnishing the same, will be established
                      by the board or any officer to whom such power is
                      delegated in the By-Laws. In addition, as permitted by
                      the Delaware Act, the By-Laws also authorize the board
                      or an officer to whom the board delegates such powers
                      to keep confidential from shareholders for such period
                      of time as deemed reasonable any information that the
                      board or such officer in good faith believes would not
                      be in the best interest of the Trust to disclose or
                      that could damage the Trust or that the Trust is
                      required by law or by agreement with a third party to
                       keep confidential.

DERIVATIVE ACTIONS    Under the Delaware Act, a shareholder may bring a         Under Maryland Law, in order to bring a derivative
                      derivative action if trustees with authority to do so     action, a stockholder (or his or her predecessor
                      have refused to bring the action or if a demand upon      if he or she became a stockholder by operation of
                      the trustees to bring the action is not likely to         law) must be a stockholder (a) at the time of the
                      succeed. A shareholder may bring a derivative action      acts or omissions complained about, (b) at the
                      only if the shareholder is a shareholder at the time      time the action is brought, and (c) until the
                      the action is brought and: (i) was a shareholder at the   completion of the litigation. A derivative action
                      time of the transaction complained about or (ii)          may be brought by a stockholder if (i) a demand
                      acquired the status of shareholder by operation of law    upon the board of directors to bring the action is
                      or pursuant to the governing instrument from a person     improperly refused or (ii) a request upon the
                      who was a shareholder at the time of the tranaction.      board of directors would be futile.
                      A shareholder's right to bring a derivative action may    Under Maryland Law, a director of an investment
                      be subject to such additional standards and               company who "is not an interested person, as
                      restrictions, if any, as re set forth in the a            defined by the 1940 Act, shall be deemed to be
                      governing instrument.                                      independent and disinterested when making any
                                                                                 determination or taking any action as a director."

                      The Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such action is excused. A demand on the board of trustees shall only be excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his service on the board of trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

MANAGEMENT            The Trust is an open-end management investment company    The Corporation is an open-end management
INVESTMENT COMPANY    under the 1940 Act (I.E., a management investment         investment company under the 1940 Act (I.E., a
CLASSIFICATION        company whose securities are redeemable).                 management investment company whose securities are
                                                                                redeemable).


                                    EXHIBIT C

            FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED

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                CURRENT POLICY/      CURRENT FUNDAMENTAL
PROPOSAL OR    RESTRICTION NUMBER       INVESTMENT                               PROPOSED FUNDAMENTAL
SUB-PROPOSAL    NUMBER & SUBJECT     POLICY/RESTRICTION                         INVESTMENT RESTRICTION
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

  3a           Preamble and 3.       Each Fund may not:                         Each Fund may not:
               (Diversification)
                                     Invest more than 5% of its total assets    Purchase the securities of any one issuer (other
                                     in securities issued by any one  company   than the U.S. government or any of its agencies or
                                     or government, exclusive of U.S. govern-   instrumentalities or securities of other investment
                                     ment securities.                           companies, whether registered or excluded from
                                                                                registration under Section 3(c) of the 1940 Act) if
                                     Purchase more than 10% of any class of     immediately after such investment (a) more than 5%
                                     securities of any one company, including   of the value of the Fund's total assets would be
                                     more than 10% of its outstanding voting    invested in such issuer or (b) more than 10% of the
                                     securities.                                outstanding voting securities of such issuer would
                                                                                be owned by the Fund, except that up to 25% of the
                                                                                value of the Fund's total assets may be invested
                                                                                without regard to such 5% and 10% limitations.
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  4            Preamble              [Templeton] World Fund seeks to achieve    Proposed to be Eliminated.
               (Fundamental          its investment goal of long-term capital
               Investment            growth through a flexible policy of        Note:  Each Fund will continue to be subject to (1)
               Policies)             investing in stocks and debt oblig-        the current requirements of the 1940 Act and
                                     ations of companies and governments        related regulations, including, for example,
                                     of any nation. Although the Fund           regulations pertaining to investing 80% of a fund's
                                     generally invests in common stock, it      assets in investments that are suggested by the
                                     may also invest in preferred stocks        fund's name; and (2) the non-fundamental investment
                                     and certain debt securities (which may     policies and strategies currently described in each
                                     include structured investments, as         Fund's prospectus and statement of additional
                                     described under "Goal, Strategies and      information, including non-fundamental policies and
                                     Risks - Structured investments"/1/),       strategies relating to (a) investments in equity
                                     rated or unrated, such as convertible      and debt securities and depositary receipts, and
                                     bonds and bonds selling at a discount.     (b) the use of temporary defensive measures.
                                     Under normal market conditions, each
                                     Fund will invest at least 65% of its       Note:  In place of each Fund's policy against
                                     total assets in issuers domiciled in at    investing more than 10% of its assets in securities
                                     least three different nations (one of      with a limited trading market, the Board has adopted
                                     which may be the U.S.). Whenever, in the   the non-fundamental Illiquid Securities Restriction,
                                     judgment of the [Investment Manager],      consistent with the SEC Staff's current position on
                                     market or economic conditions warrant,     illiquid securities, which prohibits each Fund from
                                     the Fund may, for temporary defensive      investing more than 15% of its net assets in
                                     purposes, invest without limit in U.S.     illiquid securities.
                                     government securities, bank time deposits
                                     in the currency of any major nation and
                                     commercial paper meeting the quality
                                     ratings set forth under "Goal, Strategies
                                     and Risks - Temporary investments,"/2/ and
                                     purchase from banks or broker-dealers
                                     Canadian or U.S. government securities
                                     with a simultaneous agreement by the
                                     seller to repurchase them within no more
                                     than seven days at the original purchase
                                     price plus accrued interest. . . The
                                     Fund may not invest more than 10% of its
                                     assets in securities with a limited
                                     trading market.
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  4            Preamble              The [Templeton] Foreign Fund seeks to      Proposed to be Eliminated.
               (Fundamental          achieve its investment goal of long-term
               Investment            capital growth through a flexible policy   Note:  Each Fund will continue to be subject to (1)
               Policies)             of investing in stocksand debt obligations the current requirements of the 1940 Act and related
                                     of companies outside the U.S. Although     regulations, including, for example, regulations
                                     the Fund generally invests in common       pertaining to investing 80% of a fund's assets in
                                     stock, it may also invest in preferred     investments that are suggested by the fund's name;
                                     stocks and certain debt securities (which  and (2) the non-fundamental investment policies andv
                                     may include structured investments),       strategies currently described in each Fund's
                                     rated or unrated, such as convertible      prospectus and statement of additional information,
                                     bonds and bonds selling at a discount.     including non-fundamental policies and strategies
                                     Whenever, in the judgment of the           relating to (a) investments in equity and debt
                                     [Investment Manager], market or economic   securities and depositary receipts, and (b) the use
                                     conditions warrant, the Fund may, for      of temporary defensive measures.
                                     temporary defensive purposes, invest
                                     without limit in U.S. government           Note:  In place of each Fund's policy against
                                     securities, bank time deposits in the      investing more than 10% of its assets in securities
                                     currency of any major nation and           with a limited trading market, the Board has
                                     commercial paper meeting the quality       adopted the non-fundamental Illiquid Securities
                                     ratings set forth under "Goal, Strategies  Restriction, consistent with the SEC Staff's
                                     and Risks - Temporary investments,"/2/     current position on illiquid securities, which
                                     and purchase from banks or broker-dealers  prohibits each Fund from investing more than 15% of
                                     Canadian or U.S. government securities     its net assets in illiquid securities.
                                     with a simultaneous agreement by the
                                     seller to repurchase them within no more
                                     than seven days at the original purchase
                                     price plus accrued interest. The Fund
                                     may purchase sponsored or unsponsored
                                     [American Depositary Receipts, European
                                     Depositary Receipts and Global Depositary
                                     Receipts]. . . . The Fund may not invest
                                     more than 10% of its assets in securities
                                     with a limited trading market.
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  3b           1. (Real Estate)      Each Fund may not:                         Each Fund may not:

                                     Invest in real estate or mortgages         Purchase or sell real estate unless acquired as a
                                     on real estate (although each Fund         result of ownership of securities or other
                                     may invest in marketable securities        instruments and provided that this restriction does
                                     secured by real estate or interests        not prevent the Fund from purchasing or selling
                                     therein or issued by companies or          securiteis secured by real estate or interests
                                     investment trusts which invest in real     therein or securities of issuers that invest, deal
                                     estate or interests therein).              or otherwise engage in transactions in real estate
                                                                                or interest therein.
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  4            1. (Investment        Each Fund may not:                         Proposed to be Eliminated.
               in Other Open-
               End Investment        Invest in other open-end investment        Note: The Fund will still be subject to the
               Companies)            companies.                                 restrictions of ss.12(d) of the 1940 Act, or any
                                                                                rules or exemptions or interpretations thereunder
                                                                                that may be adopted, granted or issued by the SEC,
                                                                                which restrict an investment company's investments
                                                                                in other investment companies.
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  4            1. (Oil and Gas       Each Fund may not:                         Proposed to be Eliminated.
               Programs)
                                     Invest in interests (other than
                                     debentures or equity stock intersts) in
                                     oil, gas or other mineral exploration or
                                     development programs.
-------------------- ----------------------- --------------------------------------------------------------------------------------
  3c           1. (Commodities)      Each Fund may not:                         Each Fund may not:

                                     Purchase or sell commodity contracts,      Purchase or sell physical commodities, unless
                                     except that [Templeton] World Fund may     acquired as a result of ownership of securities or
                                     purchase or sell stock index futures       other instruments and provided that this restriction
                                     contracts.                                 does not prevent the Fund from engaging in trans-
                                                                                actions involving currencies and futures contracts
                                                                                and options thereon or investing in securities or
                                                                                other instruments that are secured by physical
                                                                                commodities.
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  4            2. (Management        Each Fund may not:                         Proposed to be Eliminated.
               Ownership of
               Securities)           Purchase or retain securities of any
                                     company in which directors or officers of
                                     [the Company] or of the [Investment
                                     Manager], individually owning more than
                                     1/2 of 1% of the securities of such
                                     company, in the aggregate own more than
                                     5% of the securities of such company.
-------------------- ----------------------- --------------------------------------------------------------------------------------
  4            3. (Control)          Each Fund may not:                         Proposed to be Eliminated.

                                     Invest in any company for the purpose of   Note:  Each Fund will be subject to the fundamental
                                     exercising control or management.          investment restriction regarding diversification of
                                                                                investments described in Sub-Proposal 3a above.
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  3d           4. (Underwriting)     Each Fund may not:                         Each Fund may not:

                                     Act as an underwriter.                     Act as an underwriter except to the extent the Fund
                                                                                may be deemed to be an underwriter when disposing
                                                                                of securities it owns or when selling its own
                                                                                shares.
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  3e           4. (Senior            Each Fund may not:                         Each Fund may not:
               Securities)
                                     Issue senior securities.                   Issue senior securities, except to the extent
                                                                                permitted by the 1940 Act or any rules, exemptions
                                                                                or interpretations thereunder that may be adopted,
                                                                                granted or issued by the SEC.
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  4            4. (Purchase          Each Fund may not:                         Proposed to be Eliminated.
               Securities on
               Margin, Short         Purchase on margin or sell short; write,   Note:  Each Fund will still be subject to the
               Sales and Write       buy or sell puts, calls, straddles or      fundamental investment restriction on issuing
               Buy or Sell           spreads (but [Templeton] World Fund may    senior securities described in Sub-Proposal 3e
               Options)              make margin payments  in connection with,  above.
                                     and purchase and sell, stock index
                                     futures contracts and options on
                                     securities indices).
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  3f           5. (Lending)          Each Fund may not:                         Each Fund may not:

                                     Loan money apart from the purchase of      Make loans to other persons except (a) through the
                                     a portion of an issue of publicly          lending of its portfolio securities, (b) through
                                     distributed bonds, debentures, notes       the purchase of debt securities, loan participations
                                     and other evidences of indebtedness,       and/or engaging in direct corporate loans in
                                     although the Funds may buy from a bank     accordance with its investment goals and policies,
                                     or broker-dealer U.S. government           and (c) to the extent the entry into a repurchase
                                     obligations with a simultaneous            agreement is deemed to be a loan. The Fund may also
                                     agreement by the seller to repurchase      make loans to other investment companies to the
                                     them within no more than seven days at     extent permitted by the 1940 Act or any rules or
                                     the original purchase price plus           exemption or interpretations thereunder that may be
                                     accrued interest.                          adopted, granted or issued by the SEC.
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  3g           6. (Borrowing )       Each Fund may not:                         Each Fund may not:

                                     Borrow money for any purpose other than    Borrow money, except to the extent permitted by the
                                     redeeming its shares or purchasing         1940 Act or any rules, exemptions or interpretations
                                     its shares for cancellation, and then      thereunder that may be adopted, granted or issued by
                                     only as a temporary measure up to an       the SEC.
                                     amount not exceeding 5% of the value of
                                     its total assets; or pledge, mortgage or
                                     hypothecate its assets for any purpose
                                     other than to secure such borrowings, and
                                     then only up to such extent not exceeding
                                     10% of the value of its total assets as
                                     the board of directors may by resolution
                                     approve. As an operating policy
                                     approved by the board, neither Fund will
                                     pledge, mortgage or hypothecate its assets
                                     to the extent that at any time the
                                     percentage of pledged assets plus the
                                     sales commission will exceed 10% of the
                                     offering price of the shares of a Fund.
                                     (For purposes of this restriction,
                                     collateral arrangements by [Templeton]
                                     World Fund with respect to margin for a
                                     stock index futures contract are not
                                     deemed to be a pledge of assets.)
-----------------------------------------------------------------------------------------------------------------------------------
  4            7. (Three Years of    Each Fund may not:                         Proposed to be Eliminated.
               Company Operation)
                                     Invest more than 5% of the value of a
                                     Fund's total assets in securities of
                                     issuers which have been in continuous
                                     operation less than three years.
-----------------------------------------------------------------------------------------------------------------------------------
  4            8. (Warrants)         Each Fund may not:                         Proposed to be Eliminated.

                                     Invest more than 5% of a Fund's total
                                     assets in warrants, whether or not listed
                                     on the New York Stock Exchange or American
                                     Stock Exchange, including no more than 2%
                                     of its total assets which may be invested
                                     in warrants that are not listed on those
                                     exchanges. Warrants acquired by a Fund in
                                     units or attached to securities are not
                                     included in this restriction. This
                                     restriction does not apply to options on
                                     securities indices.
-----------------------------------------------------------------------------------------------------------------------------------
  4            9. (Unlisted Foreign  Each Fund may not:                         Proposed to be Eliminated.
               Securities and
               Restricted            Invest more than 15% of a Fund's total     Note:  The Board has adopted the non-fundamental
               Securities)           assets in securities of foreign issuers    Illiquid Securities Restriction, consistent with
                                     which are not listed on a recognized U.S.  the SEC Staff's current position on illiquid or foreign securities exchange, including  securities, which prohibits the Fund from investing
                                     no more than 10% of its total assets       more than 15% of its net assets in illiquid
                                     (including warrants) which may be          securities.
                                     invested in securities with a
                                     limited trading market. A Fund's position
                                     in the latter type of securities may be
                                     of such size as to affect adversely their
                                     liquidity and marketability and a Fund may
                                     not be able to dispose of its holdings in
                                     these securities at the current market
                                     price.
-----------------------------------------------------------------------------------------------------------------------------------
  3h           10. (Industry         Each Fund may not:                         Each Fund may not:
               Concentration)
                                     Invest more than 25% of a Fund's total     Invest more than 25% of its net assets in securities
                                     assets in a single industry.               securities issued or guaranteed by the U.S. govern-
                                                                                ment or any of its agencies or instrumentalities
                                                                                or securities of other investment companies).
-------------------- ----------------------- --------------------------------------------------------------------------------------
  4            11. ("Letter"         Each Fund may not:                         Proposed to be Eliminated.
               Stocks)
                                     Invest in "letter stocks" or securities    Note: The Board has adopted the non-fundamental
                                     on which there are any sales restrictions  Illiquid Securities Restriction, consistent with the
                                     under a purchase agreement.                the SEC Staff's current position on illiquid
                                                                                securities, which prohibits the Fund from investing
                                                                                more than 15% of its net assets in illiquid
                                                                                securities.
-----------------------------------------------------------------------------------------------------------------------------------
  4            12. (Joint            Each Fund may not:                         Proposed to be Eliminated.
               Accounts)
                                     Participate on a joint or a joint and
                                     several basis in any trading account in
                                     securities (See "Portfolio Transactions"
                                     as to transactions in the same securities
                                     for the Funds, other clients and/or other
                                     mutual funds within Franklin Templeton
                                     Investments.)/3./

-------------------- ----------------------- ----------------------------------

1  This disclosure reads as follows:

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Funds' assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, each Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds' restrictions on investments in illiquid securities.

2  This disclosure reads as follows:

TEMPORARY INVESTMENTS When the [Investment Manager] believes market or economic conditions are unfavorable for investors, the [Investment Manager] may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the [Investment Manager] also may invest the Fund's assets in shares of one or more money market funds managed by the [Investment Manager] or its affiliates. The [Investment Manager] also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

3 This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the [Investment Manager] are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the [Investment Manager], taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.











                              TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER [], 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and ROBERT C. ROSSELOT, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton World Fund and Templeton Foreign Fund (each a "Fund" and together, the "Funds"), each a series of Templeton Funds, Inc. (the "Company"), that the undersigned is entitled to vote at the Funds' Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 10:00 a.m., Eastern time, on the [ ] day of December 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING 8 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                        CONTROL NUMBER: 999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        -------------------------------------------, 2003
                        Dated                                     TFI, 13522B


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Directors of the Company:

01 Harris J. Ashton    05 Betty P. Krahmer    09 Constantine D. Tseretopoulos     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Gordon S. Macklin   10 Nicholas F. Brady                Listed (except as       to vote for all
03 S. Joseph Fortunato 07 Fred R. Millsaps    11 Charles B. Johnson              marked to the left)     nominees listed
04 Edith E. Holiday    08 Frank A. Olson      12 Rupert H. Johnson, Jr.                [ ]                      [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------



PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Company from a Maryland corporation to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain fundamental investment restrictions  of the Funds (includes eight (8) Sub-Proposals):

         Proposal 3a. To amend each Fund's fundamental investment restriction regarding diversification of investments.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3b. To amend each Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3c. To amend each Fund's fundamental investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3d. To amend each Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3e. To amend each Fund's fundamental investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3f. To amend each Fund's fundamental investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3g. To amend each Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

         Proposal 3h. To amend each Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]



           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY